                                                                     EXHIBIT 4.1

                             DATED 23 NOVEMBER 1999

                                     BETWEEN

                     GRACECHURCH RECEIVABLES TRUSTEE LIMITED
                             As Receivables Trustee

                                       And

                                BARCLAYS BANK PLC
                                 As Beneficiary

                                       And

                             BARCLAYCARD FUNDING PLC
                                 As Beneficiary

   ---------------------------------------------------------------------------

                        DEED OF AMENDMENT AND RESTATEMENT
                       RELATING TO A DECLARATION OF TRUST
                              DATED 1 NOVEMBER 1999

   ---------------------------------------------------------------------------




                                CLIFFORD CHANCE

THIS DEED is made on 23 November 1999

BETWEEN

(1) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey having its registered office at One The Forum, Grenville Street, St. Helier, Jersey JE4 8PP, Channel Islands (the "RECEIVABLES TRUSTEE");

(2) BARCLAYS BANK PLC, an institution authorised under the Banking Act 1987, acting through its business unit "Barclaycard", having its principal place of business at 1234 Pavillion Drive, Northampton NN4 7SG ("BARCLAYS"); and

(3) BARCLAYCARD FUNDING PLC, a public limited company incorporated in England and Wales, with company number 2530163 and having its registered office at 54 Lombard Street, London EC3P 3AH ("BCF" and, together with Barclays, the "BENEFICIARIES").

RECITALS

(A) The Receivables Trustee and the Beneficiaries have entered into a Declaration of Trust dated 1 November 1999 (the "DECLARATION OF TRUST").

(B) The Receivables Trustee and the Beneficiaries wish to vary the terms of the Declaration of Trust as set out in the Schedule to this Deed.

IT IS AGREED as follows.

1.      INTERPRETATION

1.1 In this Deed any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule hereof. Clause headings are for ease of reference only.

2.      RESTATEMENT

        With effect from the date of this Deed the Declaration of Trust shall be amended and restated so that it shall be read and construed for all purposes as set out in the Schedule.

3.      CONTINUITY AND FURTHER ASSURANCE

3.1 The provisions of Declaration of Trust shall, save as amended hereby, continue in full force and effect.

3.2 Each of the Receivables Trustee and the Beneficiaries shall do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.

4.      NO AGENCY

        Nothing contained herein (or in any other agreement (in writing or otherwise) amending, modifying or replacing this Deed) shall cause the Receivables Trustee to be an agent of the Beneficiaries for any purpose or shall be construed as giving rise to any such agency.

5.      GOVERNING LAW AND JURISDICTION

5.1 This Deed shall be governed by, and construed in accordance with the laws of England.

5.2 Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed, and for such purposes, irrevocably submit to the exclusive jurisdiction of such courts.

5.3 Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England referred to in Clause 5.2 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and agrees not to claim that any such court is not a convenient or appropriate forum.

5.4 The Receivables Trustee irrevocably appoints the person specified against its name below to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Deed maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

6.      COUNTERPARTS

        This Deed may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the Receivables Trustee, Barclays and BCF have caused this deed to be duly executed and delivered by their duly authorised representatives as a deed on the day and year first above written.

RECEIVABLES TRUSTEE
Executed as a deed by                       )
GRACECHURCH RECEIVABLES TRUSTEE LIMITED     ) PETER S. CROOK
pursuant to a resolution of                 )
the Board                                   )

ADDRESS FOR SERVICE:
c/- Clifford Chance Secretaries
200 Aldersgate Street
London EC1A 4JJ

BARCLAYS
Signed for and on behalf of                  )
BARCLAYS BANK PLC                            ) MARK WINTER
by its duly authorised attorney              )
in the presence of:                          )


SHARARE HAU
Name:
Occupation:
Address:

BCF
Executed as a deed by                         ) D. ROGER FINNEY
BARCLAYCARD FUNDING PLC                       )
pursuant to a resolution of the Board         ) PETER S. CROOK

                                    SCHEDULE

                          RESTATED DECLARATION OF TRUST








                                 CLIFFORD CHANCE

                                                                 CONFORMED COPY




                     GRACECHURCH RECEIVABLES TRUSTEE LIMITED
                             As Receivables Trustee

                                       and

                                BARCLAYS BANK PLC
  As Trust Cash Manager, Transferor Beneficiary and Excess Interest Beneficiary



            ---------------------------------------------------------

                       DECLARATION OF TRUST AND TRUST CASH
                              MANAGEMENT AGREEMENT
            ---------------------------------------------------------




                                 CLIFFORD CHANCE

                                    CONTENTS

CLAUSE                                                                                              PAGE

PART 1 ................................................................................................3

1.     Definitions.....................................................................................3

1.1    Definitions.....................................................................................3

1.2    Other Definitional Provisions...................................................................3

PART 2 ................................................................................................5

2.     Declaration Of Trust............................................................................5

2.1    Declaration Of Trust............................................................................5

2.2    Application Of Trust Property...................................................................5

3.     Rights Of Beneficiaries.........................................................................6

3.1    Undivided Interest And Other Interests In Trust Property........................................6

3.2    Rights Of Beneficiaries.........................................................................6

3.3    Allocation Of Investor Cash Available For Acquisition To Transferor Interest....................7

3.4    Non-Petition Undertaking Of Beneficiaries.......................................................8

3.5    The Trust Certificates..........................................................................8

3.6    The Trust Certificate Register..................................................................8

3.7    Disposals Of Beneficial Entitlement.............................................................9

4.     Additional Beneficiaries And Tender Of Trust Certificates......................................11

4.1    Acquisitions And Additional Beneficiaries......................................................11

4.2    Exchange Of Certificates.......................................................................11

4.3    Supplements....................................................................................13

4.4    Allocation Of Amounts Paid Pursuant To An Acquisition..........................................16

4.5    Accession Of Additional Transferor As Transferor Beneficiary...................................16

5.     Allocation And Application Of Collections......................................................18

5.1    Establishment Of Trust Accounts................................................................18

5.2    Collections And Allocations....................................................................21




5.3    Adjustments....................................................................................27

6.     Pay Out Events.................................................................................30

6.1    Trust Pay Out Events...........................................................................30

6.2    Series Pay Out Events..........................................................................31

6.3    Additional Rights Upon The Occurrence Of Certain Events........................................31

PART 3 ...............................................................................................34

7.     The Receivables Trustee........................................................................34

7.1    Duties Of The Receivables Trustee..............................................................34

7.2    Certain Matters Affecting The Receivables Trustee..............................................36

7.3    Receivables Trustee Not Liable For Validity Or Sufficiency.....................................37

7.4    Resignation Or Removal Of The Receivables Trustee..............................................37

7.5    Successor Receivables Trustee..................................................................38

7.6    Appointment Of Co-Receivables Trustee Or Separate Receivables Trustee..........................39

7.7    Tax Returns....................................................................................40





7.8      Receivables Trustee May Enforce Claims Without Beneficiaries.................................40

7.9      Suits For Enforcement........................................................................41

7.10     Consideration Of The Interests Of The Beneficiaries..........................................41

7.11     Rights Of Investor Beneficiaries To Direct The Receivables Trustee...........................42

7.12     Representations And Warranties Of The Receivables Trustee....................................42

7.13     Covenants By The Receivables Trustee.........................................................42

7.14     Supplement To Trustee Act 1925...............................................................44

7.15     Fees, Costs And Expenses Of The Receivables Trustee..........................................44

7.16     Trustee Fee..................................................................................44

7.17     Limitation...................................................................................44

7.18     Disclosure Of Information....................................................................45

8.       Termination Of The Receivables Trust And Perpetuity..........................................45

8.1      Termination Of The Receivables Trust.........................................................45

8.2      Termination Rights Of Transferor Beneficiaries...............................................46

8.3      Perpetuity Period............................................................................46

PART 4   .............................................................................................47

9.       Trust Cash Management Functions..............................................................47

9.1      Acceptance Of Appointment And Other Matters Relating To The Trust Cash Manager...............47

9.2      Trust Cash Management Fees...................................................................49

9.3      Representations And Warranties Of The Trust Cash Manager And Co-Trust Cash Managers..........50

9.4      Compliance With Requirements Of Law..........................................................52

9.5      Reports And Records For The Receivables Trustee..............................................52

9.6      Annual Trust Cash Manager's Report...........................................................54

9.7      Notices To Barclays Bank Plc.................................................................54

10.      Other Matters Relating To The Trust Cash Manager And Any Co-Trust Cash Manager...............55

10.1     Liability Of The Trust Cash Manager And Any Co-Trust Cash Manager............................55





10.2     Merger Or Consolidation  Of, Or Assumption Of The Obligations Of, The Trust Cash Manager Or Any
         Co-Trust Cash Manager........................................................................55

10.3     Limitation On Liability Of The Trust Cash Manager, Any Co-Trust Cash Manager And Others......55

10.4     Trust Cash Manager And Co-Trust Cash Manager  Indemnification  Of The Receivables Trust And The
         Receivables Trustee..........................................................................56

10.5     The Trust Cash Manager And Any Co-Trust Cash Manager Not To Resign...........................57

10.6     Delegation Of Duties.........................................................................57

11.      Trust Cash Manager Defaults..................................................................58

11.1     Trust Cash Manager Defaults..................................................................58

11.2     Effect Of Termination Notice.................................................................59

11.3     Receivables Trustee To Act; Appointment Of Successor.........................................61

11.4     Notification Of Trust Cash Manager Default...................................................62

11.5     Waiver Of Past Defaults......................................................................62

PART 5   .............................................................................................63

12.    Miscellaneous Provisions.......................................................................63

12.1   Acknowledgement Regarding Payments.............................................................63

12.2   Additional Transferor Payments.................................................................63

12.3   Amendment......................................................................................63

12.4   Governing Law And Jurisdiction.................................................................64

12.5   Notices........................................................................................65

12.6   Severability Of Provisions.....................................................................66

12.7   Assignment.....................................................................................66

12.8   Further Assurances.............................................................................66

12.9   No Waiver; Cumulative Remedies.................................................................66

12.10  Counterparts...................................................................................66

12.11  Third Party Beneficiaries......................................................................67

12.12  Actions By Beneficiaries.......................................................................67

12.13  Voting By Investor Beneficiaries...............................................................67





12.14  Merger And Integration.........................................................................67

12.15  Headings.......................................................................................67

SCHEDULE 1    General Principles Relating To Calculations And Applications............................68

SCHEDULE 2    Form Of Defaulted Accounts Instruction Notice...........................................73

EXHIBIT A.............................................................................................74

EXHIBIT B.............................................................................................77

EXHIBIT C.............................................................................................81


            DECLARATION OF TRUST AND TRUST CASH MANAGEMENT AGREEMENT

            (AS AMENDED AND RESTATED PURSUANT TO A DEED OF AMENDMENT
                     AND RESTATEMENT DATED 23 NOVEMBER 1999)

BETWEEN:

(1) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey having its registered office at Normandy House, Grenville Street, St. Helier, Jersey JE2 4UF, Channel Islands (the "RECEIVABLES TRUSTEE");

(2) BARCLAYS BANK PLC, an institution authorised under the Banking Act 1987, acting through its business unit "Barclaycard", having its principal place of business at 1234 Pavillion Drive, Northampton NN4 7SG (in its capacities as "TRUST CASH MANAGER", "TRANSFEROR BENEFICIARY" and "EXCESS INTEREST BENEFICIARY" of the Receivables Trust).

WHEREAS:

(A) The Transferor is the legal owner of the Receivables (which terms and certain other capitalised terms used in these recitals bear the meaning given to them in Article I below).

(B) Pursuant to the terms and subject to the conditions of the RSA the Transferor and any nominated subsidiary thereof which accedes to the RSA as an Additional Transferor may from time to time offer to sell by way of assignment (without notice to Obligors except following a Notification Event, which assignment shall, pending the giving of such notice, take effect in equity only) all Receivables arising on
        Designated Accounts (being Receivables and Designated Accounts in existence on the date of such offer and Receivables and Designated Accounts arising thereafter) to the Receivables Trustee.

(C) On 1 November 1999 the Receivables Trustee entered into a declaration of trust on the terms set out therein.

(D) The Receivables Trustee, as of the date hereof, has entered into a deed of amendment and restatement pursuant to which the terms of the foregoing declaration of trust have been amended, supplemented and restated as provided in this Deed.

(E) The Receivables Trust is established primarily for the purpose of enabling the Receivables Trustee to: (i) provide financial investments (in debts) to existing and prospective Beneficiaries by granting beneficial interests to them under the Receivables Trust (and issuing Trust Certificates to them to evidence the same); and (ii) receive amounts paid by Obligors in respect of Receivables and transfer such amounts as appropriate and pay such amounts to the Beneficiaries in the proportions that they have agreed (as set out herein and in any related Supplement) and the Receivables Trustee has entered into a declaration of trust on the terms set out herein in order to place itself in a position to grant such interests and effect such receipts, transfers and payments.

(F)     Under  the  terms  of  this  Deed  and  any  related  Supplement,   each
        Beneficiary will acquire an interest under the Receivables Trust by making payments to the Receivables Trustee, upon the terms and subject to the conditions hereof, and of any related Supplement.

(G) The Trust Cash Manager has agreed, upon the terms and subject to the conditions hereof, to act as Trust Cash Manager in connection with the Receivables from time to time assigned to the Receivables Trustee.

NOW IT IS HEREBY AGREED as follows:

                                     PART 1
                                 INTERPRETATION

1.      DEFINITIONS

1.1     DEFINITIONS
Whenever used in this Deed, the words and phrases defined in the Master Definitions Schedule dated 23 November 1999 and signed by the parties hereto shall, unless otherwise defined herein or the context requires otherwise, bear the same meanings herein (including the recitals hereto).

1.2     OTHER DEFINITIONAL PROVISIONS
(a) All terms defined in this Deed or any Supplement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Clause 1.1, and accounting terms partially defined in Clause 1.1 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles in the United Kingdom. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles in the United Kingdom, the definitions contained herein shall prevail.

(c) The agreements, representations and warranties of Barclays Bank PLC in this Deed and any Supplement in each of its capacities as Transferor, Transferor Beneficiary, Excess Interest Beneficiary and Trust Cash Manager shall be deemed to be the agreements, representations and warranties of Barclays Bank PLC solely in each such capacity for so long as Barclays Bank PLC acts in each such capacity under this Deed.

(d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Deed shall refer to this Deed and any Supplement as a whole and not to any particular provision of this Deed or any Supplement; and Clause, paragraph, Schedule and Exhibit references contained in this Deed or any Supplement are references to clauses, paragraphs, schedules and exhibits of this Deed or any Supplement unless otherwise specified.

(e) A time of day (including opening or closing of business) shall be construed as a reference to London time unless specified otherwise.

(f)

        (i) Save where the context otherwise requires, all sums payable by any party to any other party pursuant hereto are inclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes and section 89 of the Value Added Tax Act 1994 shall not apply to affect the amount of such sums.

        (ii) Any reference herein to any fee, cost, disbursement, expense or liability incurred by any party and in respect of which such party is to be reimbursed (or indemnified) by any other person or the amount of which is to be taken into account in any calculation or computation shall, save where the context otherwise requires, include a reference to such part of such cost or expense as represents VAT.

             (g) All references herein to any provision of any statute shall be construed so as to include any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment.

(h) Save where the contrary is indicated, any reference in this Deed or any Supplement to this Deed or any other agreement or document shall be construed as a reference to this Deed or any Supplement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented.

(i) In this Deed a "subsidiary" of a company or corporation shall be construed as a reference to any company or corporation:

        (iii) which   is   controlled,    directly   or   indirectly,   by   the
              first-mentioned company or corporation;

        (iv) more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first-mentioned company or corporation; or

        (v) which is a subsidiary of another subsidiary of the first-mentioned company or corporation and, for these purposes, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

(j)     In this Deed:

        (i) references, in relation to any person, to where it "belongs" for VAT purposes are references to where it belongs for the purposes of section 9 of the Value Added Tax Act 1994 in relation to both services to be supplied by and services to be supplied to such person in connection with the transactions contemplated by the Relevant Documents; and

        (ii) references in the context of VAT to "member states of the European Union" and "the European Union" shall be construed as references to "member States" and "the territory of the Community" as such terms are used in the Value Added Tax Act 1994 and legislation supplemental thereto.

                                     PART 2
                   DECLARATION OF TRUST AND OPERATION OF TRUST

2.      DECLARATION OF TRUST

2.1     DECLARATION OF TRUST
The Receivables Trustee hereby declares that it shall hold all Trust Property absolutely upon the trusts herein contained (and for the purposes referred to in this Clause 2.1) for the Transferor Beneficiary and the Excess Interest Beneficiary as the initial Beneficiaries and for each nominated subsidiary of the Transferor Beneficiary and the Excess Interest Beneficiary which accedes from time to time to the RSA as an Additional Transferor and for each other person that becomes a Beneficiary pursuant to Clause 4 and shall hold the Trust Property for the purpose of receiving amounts arising therefrom and transferring and distributing such amounts in accordance with the provisions hereof as such provisions may be amended, supplemented or varied from time to time in the manner provided herein. The Beneficiaries acknowledge that any other duties of the Receivables Trustee as set out herein and in any of the Relevant Documents shall be incidental and ancillary to the foregoing and to the granting of interests by the Receivables Trustee to the Beneficiaries in the manner provided in Clause 4. Such trusts shall hereinafter be referred to as the "RECEIVABLES TRUST".

2.2     APPLICATION OF TRUST PROPERTY
The Receivables Trustee shall apply Trust Property in the manner and order of priority set out in Clause 5 and shall perform calculations and allocations in a manner consistent with the principles set out in the First Schedule, as such principles may be amended, supplemented or varied from time to time in the manner provided herein.

3.      RIGHTS OF BENEFICIARIES

3.1     UNDIVIDED INTEREST AND OTHER INTERESTS IN TRUST PROPERTY
Each Investor Beneficiary and each Transferor Beneficiary shall be, inter alia, beneficially entitled to an Undivided Interest in the Eligible Receivables Pool and related Principal Collections and Finance Charge Collections in a proportion calculated in the manner set out herein. Each Transferor Beneficiary shall also be beneficially entitled to its pro rata share of the entire Ineligible Receivables Pool and related Ineligible Collections. Each Beneficiary will be also entitled to Trust Property specified as being the beneficial entitlement of such Beneficiary.

3.2     RIGHTS OF BENEFICIARIES
Each Beneficiary of the Receivables Trust will belong to one of the categories of Beneficiaries set out below for the purposes of this Deed. The calculation of its beneficial entitlement to Trust Property, unless otherwise specified herein, shall be specified in any related Supplement. The categories of Beneficiaries are as follows:

(k)     INVESTOR BENEFICIARY

        The beneficial entitlement of each Investor Beneficiary to Trust Property shall be specified in the related Supplement and shall be expressed to constitute or form part of a Series.

(l)     ENHANCEMENT PROVIDER

        If the related Supplement specifies that an Enhancement Provider is to be a Beneficiary of the Receivables Trust, the beneficial entitlement of such Enhancement Provider to Trust Property shall be specified in the related Supplement and shall be expressed to constitute or form part of a Series.

(m)     EXCESS INTEREST BENEFICIARY

        The beneficial entitlement of each Excess Interest Beneficiary to Trust Property at any time shall be to its pro rata share of the Finance Charge Collections and Acquired Interchange in respect of any Monthly Period allocable to any Applicable Series after Finance Charge Collections and Acquired Interchange have been allocated to each other Beneficiary forming part of such Series or group of Series, if applicable, and have been utilised by making payments to the Enhancement Provider (if the Enhancement Provider is not a Beneficiary) on the related Transfer Date ("EXCESS FINANCE CHARGE AMOUNTS").

(n)     TRANSFEROR BENEFICIARY

        The beneficial entitlement of each Transferor Beneficiary to Trust Property at any time shall be as follows:-

        (i) the beneficial entitlement of the Transferor Beneficiary to Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property)
              shall be equal to its pro rata share of the Transferor Percentage of Principal Receivables which are Eligible Receivables from time to time assigned or purported to be assigned to the Receivables Trust (which shall include Principal Collections in respect of such Receivables which represent Trust Property) PROVIDED, HOWEVER, that the Transferor Percentage shall be calculated for such purpose on the basis that the Investor Percentage of each Series is calculated as the Floating Investor Percentage of such Series;

        (ii) the beneficial entitlement of each Transferor Beneficiary to Finance Charge Collections shall be equal to its pro rata share of the Transferor Percentage of Finance Charge Receivables from time to time assigned or purported to be assigned to the Receivables Trust;

        (iii) each Transferor Beneficiary shall be beneficially entitled to its pro rata share of all Ineligible Receivables forming part of the Ineligible Receivables Pool from time to time; and

        (iv) each Transferor Beneficiary shall be beneficially entitled to its pro rata share of all monies held in the Trust Accounts which represent investment earnings accrued on Permitted Investments made using monies deposited in such Trust Accounts, unless otherwise provided with respect to Additional Trust Accounts in any related Supplement

        PROVIDED, HOWEVER, without prejudice to the preceding paragraphs, that the beneficial entitlement of each Transferor Beneficiary to any other Trust Property at any time shall be equal to the proportion that its pro rata share of the Transferor Interest bears to the amount of Principal Receivables which are Eligible Receivables from time to time assigned or purported to be assigned to the Receivables Trust.

Notwithstanding the beneficial entitlement to Trust Property referred to in (a) to (d) above, (A) except as provided in (B) below, each Beneficiary shall be beneficially entitled to all monies held in any Trust Account from time to time which are expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to such Beneficiary; (B) the Beneficiaries constituting each Series shall together be beneficially entitled in the manner and in the proportions specified in the related Supplement to all monies held in any Trust Account from time to time which are expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to such Series; and (C) Finance Charge Receivables shall not be allocated to each Beneficiary but the Beneficiaries shall be beneficially entitled jointly to such Receivables PROVIDED, HOWEVER that the beneficial entitlement of each Beneficiary to Finance Charge Collections shall be specified in this Deed or in any related Supplement hereto.

3.3     ALLOCATION OF INVESTOR  CASH  AVAILABLE  FOR  ACQUISITION  TO TRANSFEROR
        INTEREST
Following the calculation of amounts of Principal Collections available for allocation to each Beneficiary, amounts held in the Trust Accounts calculated as representing Investor Cash Available for Acquisition which are not to be utilised on that day in funding the purchase of Eligible Receivables shall be allocated to the Transferor Interest in order to increase the proportion of the beneficial interest of such Investor Beneficiaries in the Eligible Receivables Pool and to decrease the proportion of the beneficial interest of each Transferor Beneficiary in the Eligible Receivables Pool pro tanto.

3.4     NON-PETITION UNDERTAKING OF BENEFICIARIES
(a) It is a condition of the Receivables Trust (which by the execution of a Supplement or an Accession Notice by a Beneficiary, such Beneficiary consents and confirms) that each Beneficiary of the Receivables Trust undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that:

        (i) it will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of any Investor Beneficiary (unless specified otherwise in relation to such Investor Beneficiary), the Receivables Trustee or any successor trustee or the Receivables Trust or of any or all of the revenues and assets of any of them nor participate in any ex parte proceedings nor seek to enforce any judgment against any of such persons;

        (ii) the obligations of the Receivables Trustee under this Deed at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL AMOUNT") and (b) an amount (the "AVAILABLE AMOUNT") equivalent to the value of the Trust Property at such time. No Beneficiary shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee at any time whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations under this Deed, which inability results from the operation of the foregoing provisions of this Clause 3.4(a)(ii); and

        (iii) it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee.

3.5     THE TRUST CERTIFICATES
The beneficial entitlement of each Transferor Beneficiary and each Investor Beneficiary in the Receivables Trust shall be evidenced by a certificate (each a "TRUST CERTIFICATE") substantially in the form set out in Exhibit A in the case of each Transferor Beneficiary and substantially in the form set out in the relevant Supplement in the case of each Investor Beneficiary.

3.6     THE TRUST CERTIFICATE REGISTER
(a) The Receivables Trustee shall cause to be kept and maintained at the registered office or other agency of the Receivables Trustee maintained outside of the United Kingdom a register (the "TRUST CERTIFICATE REGISTER") which shall (i) record the identity of the Beneficiaries of the Receivables Trust from time to time, their Classes, their respective addresses in England, the applicable Acquisition Date, in respect of Investor

        Beneficiaries, their Investor Interests and the related Series to which they belong, and any other relevant information in respect thereof and
        (ii) register transfers and exchanges of the beneficial entitlements of such Beneficiaries under the Receivables Trust.

(b) The entries in the Trust Certificate Register shall be conclusive evidence in the absence of manifest error, and the Beneficiaries, the Receivables Trustee and the Trust Cash Manager and any Co-Trust Cash Manager shall be entitled to treat each person whose identity is recorded in the Trust Certificate Register as the owner of the related Investor Interest, notwithstanding notice to the contrary or anything to the contrary contained herein.

(c) The Trust Certificate Register shall be available for inspection by any Transferor Beneficiary, any Investor Beneficiary or any third party on their respective behalves at any reasonable time upon reasonable prior notice to the Receivables Trustee. No transfer or assignment of an Investor Interest otherwise permitted hereunder shall be effective unless and until it has been duly recorded in the Trust Certificate Register as provided in this Clause 3.6.

3.7     DISPOSALS OF BENEFICIAL ENTITLEMENT
(a) The beneficial entitlement of any Beneficiary in the Receivables Trust shall not be transferred, assigned, exchanged or otherwise conveyed or disposed of (a "DISPOSAL") or subjected to any Encumbrance except in accordance with this Clause 3.7 (unless specified otherwise in any Supplement):

        (i) any Transferor Beneficiary or any Excess Interest Beneficiary, may make a Disposal of its pro rata share of the Transferor Interest or Excess Interest (respectively) pursuant to a transfer of the whole or substantially the whole of its properties and assets to any person as provided in Clause 18.2.3 of the RSA PROVIDED, HOWEVER that such person shall also expressly assume the duties and obligations of the Transferor, Additional Transferor, Transferor Beneficiary and Excess Interest Beneficiary (as applicable) under the Relevant Documents and shall be the relevant person in respect of which the occurrence of any Insolvency Event shall be determined;

        (ii) any Transferor Beneficiary or any Excess Interest Beneficiary, may make a Disposal of, or create or grant any Encumbrance over, the whole or any part of its pro rata share of the Transferor Interest or Excess Interest (respectively) with the prior written consent of Investor Beneficiaries representing in aggregate more than 50% of the Aggregate Investor Interest (which consent may be given or withheld without regard to reasonableness), PROVIDED, HOWEVER that no such Disposal or Encumbrance will be permitted unless each of the Rating Agencies confirms that such Disposal or Encumbrance will not result in a downgrade or withdrawal of its then current rating of any outstanding Related Debt;

        (iii) any Beneficiary (other than any Transferor Beneficiary or any Excess Interest Beneficiary) may make a Disposal of the whole or any part of their beneficial entitlement or create or grant any Encumbrance in respect of such beneficial entitlement with the prior written consent of each Transferor Beneficiary (which consent may be given or withheld without regard to reasonableness) PROVIDED, HOWEVER that such Disposal, if made by an Investor Beneficiary, shall be to a company which is associated with each Transferor (within the meaning of section 42 of the Finance Act 1930), and Provided further that no such Disposal or Encumbrance will be permitted unless the Receivables Trustee shall have received prior written confirmation from the person to which such Disposal is to be made or Encumbrance to be granted or created in its favour that such person complies with the matter referred to in Clause 4.2(c)(vi).

It is a condition of the Receivables Trust (to which by the execution of a Supplement or an Accession Notice by a Beneficiary, such Beneficiary consents and confirms) that each Beneficiary of the Receivables Trust undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other
Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of its beneficial entitlement in the Receivables Trust except in accordance with this Clause 3.7 and acknowledges that any attempt to do so shall be void.

4.      ADDITIONAL BENEFICIARIES AND TENDER OF TRUST CERTIFICATES

4.1     ACQUISITIONS AND ADDITIONAL BENEFICIARIES
Each person that is specified as part of a Series that makes a payment to the Receivables Trustee as a contribution to Trust Property pursuant to a Supplement shall, subject to the Receivables Trustee receiving the prior written consent of all existing Beneficiaries, and subject to the issue of a duly executed and authenticated Trust Certificate and the provisions of this Clause 4, become a Beneficiary of the Receivables Trust upon such payment being made (an "ACQUISITION").

(a) In order for any Acquisition to be effective, the Receivables Trustee shall issue to each Transferor Beneficiary for execution and re-delivery to the Receivables Trustee for authentication under Clause 4.2(c) one or more Investor Certificates evidencing, in aggregate, the principal
        amount  of  the  beneficial   entitlement  to  Trust  Property  of  such
        Additional Beneficiaries following such Acquisition as set out in the related Supplement.

(b) Each of such Investor Certificates shall be substantially in the form set out in the related Supplement for an Investor Beneficiary of the relevant Class and shall bear upon its face the name of the Investor Beneficiary, the Class of Investor Beneficiary to which such Investor Beneficiary belongs (if specified by the Transferor Beneficiary in an Acquisition Notice pursuant to Clause 4.2(b) below) and the Series to which such Investor Beneficiary belongs.

(c) Except as specified in any Supplement, each Investor Beneficiary shall rank pari passu and be equally and rateably entitled as provided herein to the benefits hereof (except that unless specified in the related Supplement, the Enhancement provided for any Series shall not be available for any other Series) without preference, priority or distinction on account of time or times of authentication and delivery, all in accordance with the terms of this Deed and any related Supplement.

4.2     EXCHANGE OF CERTIFICATES

(a) An Acquisition may only be permitted by the Receivables Trustee in accordance with directions given pursuant to Clause 4.2(a)(i) or (ii) and in any event with the prior written consent of each Transferor Beneficiary (such consent to be set out in the related Supplement and to be evidenced by the execution of the relevant Investor Certificate by each Transferor Beneficiary as set out in this Clause 4.2) and each existing Investor Beneficiary:

        (i) each Transferor Beneficiary may direct the Receivables Trustee that an Acquisition shall be made and in exchange for tendering the Transferor Certificate to the Receivables Trustee receive (1) one or more Investor Certificates as specified in the relevant Acquisition Notice for execution and re-delivery to the Receivables Trustee; and (2) a reissued Transferor Certificate (any such Acquisition, a "TRANSFEROR ACQUISITION"); and

        (ii) in addition, to the extent permitted in any Supplement relating to an Investor Beneficiary, such Investor Beneficiary may, in
              accordance   with  the  terms  and
              conditions of the relevant Supplement, together with each Transferor Beneficiary, direct the Receivables Trustee that an Acquisition shall be made and in exchange for tendering the relevant Investor Certificates and the Transferor Certificate to the Receivables Trustee receive (1) one or more Investor Certificates as specified in the relevant Acquisition Notice for execution and re-delivery to the Receivables Trustee; and (2) a reissued Transferor Certificate (any such Acquisition, an "INVESTOR ACQUISITION").

(b) Each Transferor Beneficiary (in the case of a Transferor Acquisition) or each Transferor Beneficiary and the relevant Investor Beneficiaries (in the case of an Investor Acquisition) may direct the Receivables Trustee that an Acquisition shall be made by notifying the Receivables Trustee in writing (an "ACQUISITION NOTICE"), in the case of the initial Acquisition on the Initial Closing Date and, in the case of subsequent Acquisitions, at least three Business Days in advance of the date upon which the Acquisition is to occur (an "ACQUISITION DATE"). Any Acquisition Notice shall state the following:

        (i) the names, categories and designations (and Class thereof, if applicable) of the Additional Beneficiaries who are to be parties to such Acquisition (a "SERIES");

        (ii) the Initial Investor Interest of each Additional Beneficiary (or the method for calculating such Initial Investor Interest) PROVIDED, HOWEVER, that the aggregate principal amount of the Initial Investor Interests of all Additional Beneficiaries in the relevant Series may not be greater than, in the case of a Transferor Acquisition, the excess of the principal amount at the beginning of the day on the Acquisition Date of the Transferor Interest over the Minimum Transferor Interest or, in the case of an Investor Acquisition, the aggregate amount on the Acquisition Date of (A) the principal amount of the Investor Interest so exchanged and (B) the excess of the principal amount of the Transferor Interest after such Acquisition over the Minimum Transferor Interest; and

        (iii) the Enhancement Provider, if any, with respect to such Series, and whether such Enhancement Provider is to be a Beneficiary of the Receivables Trust.

(c) On any Acquisition Date, the Acquisition will only be effective upon the Receivables Trustee authenticating and delivering the appropriate Investor Certificates to the Additional Beneficiaries and the Receivables Trustee shall not authenticate and deliver such Investor Certificates unless it has received the following:

        (i) a Supplement satisfying the criteria set out in Clause 4.3 executed by each of the parties thereto (including all Transferor Beneficiaries, and the Receivables Trustee) and specifying the Principal Terms of the beneficial entitlement of the Series to Trust Property and the supplements, amendments and variations to this Deed as a consequence thereof;

        (ii)  the applicable Enhancement, if any;

        (iii) the agreement, if any, pursuant to which the Enhancement Provider agrees to provide its Enhancement, if any;

        (iv) a Solvency Certificate from the Transferor and each Additional Transferor;

        (v) written confirmation from each relevant Rating Agency that the Acquisition will not result in such Rating Agency reducing or withdrawing its then current rating on any outstanding Related Debt;

        (vi) written confirmation from each Additional Beneficiary and Enhancement Provider, if any, that either (A) the usual place of abode of such Additional Beneficiary and Enhancement Provider is within the United Kingdom or (B) such Additional Beneficiary and Enhancement Provider is a bank as defined for the purposes of
              Section 349(3)(a) of the Income and Corporation Taxes Act 1988, and, in each case, such Additional Beneficiary and Enhancement Provider will be within the charge to United Kingdom corporation tax as respects all amounts regarded as interest for United Kingdom Tax purposes received by it under the transactions contemplated by the relevant Acquisition;

        (vii) the existing Transferor Certificate and any applicable Investor Certificate as the case may be; and

        (viii)an Officer's Certificate provided by the Transferor certifying either (A) that (i) each class of Related Debt issued in connection with the Acquisition shall be rated in one of the three highest rating categories by at least one rating agency recognised in the United Kingdom, (ii) each Investor Beneficiary other than any Enhancement Provider shall have associated with it a class of Related Debt, and (iii) the Enhancement relating to the Series shall be provided by any combination of subordination (except subordination by way of a Collateral Interest), a letter of credit, a cash collateral loan (other than a cash collateral loan providing for payment from amounts due with respect to any Enhancement Invested Amount), a surety bond, an insurance policy, or a spread or reserve account funded from Excess Finance Charge Amounts, with any surplus being payable by the person beneficially entitled thereto to each Excess Interest Beneficiary pro rata to their respective entitlements, to the extent not utilised as Enhancement, but through no other means, or (B) it has determined that, based on consultation with counsel, the Acquisition is in the best interests of each Transferor Beneficiary and its Affiliates.

Upon satisfaction of the above, the Receivables Trustee shall cancel the existing Transferor Certificate and/or any applicable Investor Certificates, as the case may be, issue to each applicable Investor Beneficiary (or as it may direct) an appropriate Investor Certificate and issue to the Transferor Beneficiary and, following its execution of an Accession Notice, any further Transferor Beneficiary (or, in each case, as it may direct) a new Transferor Certificate, in each case dated the Acquisition Date.

4.3     SUPPLEMENTS
(a) A Supplement shall be executed in order to effect each Acquisition which shall:

        (i)   be  executed  (if  each  of them so  chooses)  by each  Transferor
              Beneficiary,   the   Receivables   Trustee  and  each   Additional
              Beneficiary;

        (ii) set out (if each of them so chooses) the consent of each Transferor Beneficiary and each existing Investor Beneficiary to such Acquisition;

        (iii) constitute, after the issuance of the relevant Investor Certificates, a supplement by the Receivables Trustee to this Deed which shall thereafter be read and construed as supplemented, amended and varied by such Supplement;

        (iv) specify the name and category of each Additional Beneficiary (and Class thereof, if applicable) and, if there is more than one Additional Beneficiary, the rights and priorities of each Additional Beneficiary vis-a-vis the other Additional Beneficiaries constituting the new Series;

        (v) set out the principal terms of such Series (all such terms the "PRINCIPAL TERMS") which may include, without limitation, the following:

              (A)   the   Initial   Investor   Interests   (or  the  method  for
                    calculating such Initial Investor Interest) of such Series;

              (B)   the Initial Investor Interest (or the method for calculating
                    such  Initial   Investor   Interest)   of  each   Additional
                    Beneficiary;

              (C) the method of determining any Adjusted Investor Interest, if applicable;

              (D) the nature and amount of any Related Debt issued or to be issued by any such Additional Beneficiary in connection with such Acquisition;

              (E)   the Closing Date;

              (F)   each Rating  Agency  rating the Related Debt  referred to in
                    (D) above;

              (G) the rights of each Transferor Beneficiary that have been transferred to the Series pursuant to such Acquisition (including any rights to allocations of Finance Charge Collections and Principal Collections);

              (H) the method of calculating Finance Charge Amounts to which such Series will be entitled and the method by which such amounts will be allocated between the Additional Beneficiaries within such Series and the date or dates on which they will be paid or, for the purpose of making calculations, accrue to such Series and to each Additional Beneficiary within such Series and, if applicable, with respect to other Series and the method by which the Finance Charge Amounts of such other Series shall be allocated to such Additional Beneficiaries within such other Series;

              (I) the method of calculating Principal Amounts to which such Series will be beneficially entitled and the method by which such amounts will be allocated between the Additional Beneficiaries within such Series and the date or dates on which they are expected to be paid to such Series and each Additional Beneficiary within such Series and, if applicable, with respect to other Series and the method by which the Investor Interests of such Additional Beneficiaries within such other Series shall amortize or accrete if applicable;

              (J) the method of allocating Receivables in Defaulted Accounts for such Series and each Additional Beneficiary within such Series and the method for allocating Collections between such Series;

              (K) any other Collections with respect to Receivables or other amounts available to be paid with respect to such Series and the method by which such Collections will be allocated between the Additional Beneficiaries within such Series;

              (L) the names of any accounts to be used by such Series and the terms governing the operation of any such accounts and use of moneys therein;

              (M)   the Series Trust Cash Management Fee Percentage;

              (N)   the Minimum  Transferor  Interest and the Series Termination
                    Date;

              (O) the terms of any Enhancement with respect to such Series, and the Enhancement Provider, if applicable;

              (P) the terms governing any deposit into any account provided for such Series;

              (Q) whether Acquired Interchange or other fees will be included in the funds available to be paid with respect to such Series;

              (R)   the  priority  of such  Series  with  respect  to any  other
                    Series;

              (S)   which Group, if any, such Series will be part of;

              (T)   the Minimum Aggregate Principal Receivables;

              (U) whether such Series will or may be a Companion Series and the Series with which it will be paired, if applicable (subject to the Receivables Trustee having received any legal opinions or other conditions precedent which it may require in order to establish that the addition of such Companion Series or terms thereof will not prejudice the Tax treatment of the Receivables Trust or any of the Beneficiaries); and

              (V) any other relevant terms of such Series (including whether or not the beneficial entitlement of the Series will be pledged as collateral for an issuance of any other securities, including commercial paper); and

        (vi)  contain   undertakings   from  each   Additional   Beneficiary  in
              accordance
              with Clause 3.4 and a confirmation from each Additional Beneficiary in accordance with Clause 4.2(c)(vi) and Clause 4.3(c) and any other undertaking and confirmation as reasonably requested by the Transferor Beneficiaries.

(b) Subject to receipt of an Acquisition Notice from each Transferor Beneficiary and, in the case of an Investor Acquisition, the relevant Investor Beneficiaries, pursuant to Clause 4.2(b), the Receivables Trustee shall arrange for a Supplement to be executed in accordance with Clause 4.3(a).

(c) By its execution of a Supplement each Beneficiary consents and confirms that the Receivables Trust may be amended from time to time in accordance with the terms of this Deed and any such additional Supplement, PROVIDED HOWEVER that:

        (i) notice of all proposed supplements, variations and amendments to or of the Receivables Trust shall be given to all Beneficiaries at least three Business Days before any such supplement, amendment or variation is due to take effect stating the date on which the same is due to take effect (the "EFFECTIVE DATE") and no such Supplement, variation or amendment shall have effect if any Beneficiary gives notice to the Receivables Trustee objecting thereto before the effective date; and

        (ii)  no  material  supplement,  amendment  or  variation  to or of  the
              Receivables Trust shall be effective unless and until the Receivables Trustee has obtained the written consent of all persons which are Beneficiaries at the time of such supplement, amendment or variation.

4.4     ALLOCATION OF AMOUNTS PAID PURSUANT TO AN ACQUISITION
The amount paid by a Series (and any Enhancement in respect of such Series) pursuant to an Acquisition as a contribution to Trust Property shall be allocated to Beneficiaries of the Receivables Trust in the manner and in the amounts as set out in the relevant Supplement.

4.5     ACCESSION OF ADDITIONAL TRANSFEROR AS TRANSFEROR BENEFICIARY
(a)     Each person which  becomes an Additional  Transferor  pursuant to Clause
        2.7 of the RSA shall, subject to compliance with this Clause 4.5 and subject to the prior written consent of all existing Beneficiaries, and on terms approved by such existing Beneficiaries in writing, become a Transferor Beneficiary of the Receivables Trust.

(b) In order for any accession of an Additional Transferor to be effective the Receivables Trustee shall issue to the Additional Transferor, for execution and re-delivery to the Receivables Trustee for authentication under clause 4.5(d) below, a Transferor Certificate substantially in the form attached as Exhibit A to this Deed.

(c) Except as may be specified herein in respect of the Transferor Beneficiary or, in respect of any other Transferor Beneficiary, in the relevant Accession Notice, each Transferor Beneficiary shall rank pari passu with each other Transferor Beneficiary and be equally and rateably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of time or times of authentication and delivery, all in accordance with the terms of this Deed and any relevant Accession Notice.

(d) No accession of an Additional Transferor shall be effective unless and until the Receivables Trustee has authenticated and delivered a Transferor Certificate to such additional Transferor Beneficiary evidencing the share of the Transferor Interest which is held by such Transferor Beneficiary, Provided that the Receivables Trustee shall not so authenticate and deliver unless it has received such documents as it shall have required pursuant to Clause 2.7 of the RSA.

(e) Upon receipt of the documents referred to in Clause 4.5(d), the Receivables Trustee shall cancel the existing Transferor Certificate and issue to the Transferor Beneficiary (or as it may direct) an appropriate new Transferor Certificate dated the date of the Accession Notice.

5.      ALLOCATION AND APPLICATION OF COLLECTIONS

5.1     ESTABLISHMENT OF TRUST ACCOUNTS
(a)     TRUSTEE COLLECTION ACCOUNT

        (i) The Receivables Trustee has opened a bank account in its name for the benefit of the Beneficiaries of the Receivables Trust, at the Operating Bank (the "TRUSTEE COLLECTION ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held on trust for the benefit of the Beneficiaries of the Receivables Trust.

        (ii) The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in the Trustee Collection Account and in all proceeds thereof.

        (iii) The Receivables Trustee shall establish two ledgers relating to the Trustee Collection Account entitled (1) "PRINCIPAL COLLECTIONS LEDGER" and (2) "FINANCE CHARGE COLLECTIONS LEDGER" and shall from time to time promptly upon their identification, allocate amounts identified as representing Principal Collections to the Principal Collections Ledger and amounts identified as representing Finance Charge Collections to the Finance Charge Collections Ledger.

        (iv) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in the Trustee Collection Account and each debit or credit recorded in any ledger relating thereto (including, without limitation, the Principal Collections Ledger and Finance Charge Collections Ledger).

(b)     TRUSTEE ACQUISITION ACCOUNT

        (i) The Receivables Trustee has opened a bank account in its name for the benefit of the Beneficiaries of the Receivables Trust, at the Operating Bank (the "TRUSTEE ACQUISITION ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held on trust for the benefit of the Beneficiaries of the Receivables Trust.

        (ii) The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in the Trustee Acquisition Account and in all proceeds thereof.

        (iii) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in the Trustee Acquisition Account and all debits and credits recorded in any ledger relating thereto.

(c)     ADDITIONAL TRUST ACCOUNTS

        (i) The Receivables Trustee may from time to time open Additional Trust Accounts in its name for the benefit of the Beneficiaries of the Receivables

              Trust at the Operating Bank or at any other Qualified Institution as specified in any Supplement which shall bear a designation clearly indicating that the funds deposited therein are held on a separate trust for the benefit of the Beneficiaries of the Receivables Trust.

        (ii) The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in such Additional Trust Accounts and in all proceeds thereof.

        (iii) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in any Additional Trust Account and all debits and credits recorded in any ledger relating thereto.

(d)     REPLACEMENT OF OPERATING BANK

        If at any time the existing Operating Bank ceases to be a Qualified Institution the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager shall notify the Receivables Trustee and the Receivables Trustee shall within 10 Business Days of being notified establish (or direct the Trust Cash Manager or Co-Trust Cash Manager to establish) new Trust Accounts meeting the conditions specified with respect to each such Trust Account with a Qualified Institution which shall become the new Operating Bank, and shall transfer any cash or any investments to such new Trust Accounts. If the Receivables Trustee shall fail to establish the new Trust Accounts as required by this Clause 5.1(d) the Trust Cash Manager or any Co-Trust Cash Manager shall be authorised to establish the Trust Accounts itself.

(e)     POWER OF INVESTMENT

        (i) The Receivables Trustee shall deposit all monies received by it in respect of Trust Property in the Trust Accounts in accordance with the provisions of this Clause 5 in a manner consistent with the principles set out in the First Schedule and shall invest funds on deposit in such Trust Accounts allocable to any Series in accordance with Clause 5.1(f).

        (ii) The power of investment of the Receivables Trustee shall be limited to the power set out in Clause 5.1(e)(i) and the Trustee Investments Act 1961 shall not apply to the Receivables Trustee.

        (iii) The Receivables Trustee acknowledges that subject to the obligations of the Receivables Trustee to allocate or distribute funds in accordance with this Deed and any Supplement, the Trust Cash Manager and any Co-Trust Cash Manager may give the Receivables Trustee advice consistent with the terms of this Deed and any Supplement with regard to undertaking the investments referred to in Clause 5.1(e)(i) in accordance with the provisions of this Deed.

(f)     ADMINISTRATION OF THE TRUST ACCOUNTS

Funds on deposit in the Trust Accounts relating to any Series which are not to be utilised on any Business Day in providing consideration for new Receivables shall be invested in accordance with the following provisions of this Clause 5.1(f).

        (i) Unless specified otherwise in any Supplement, the administration and investment of such funds shall be undertaken on the advice of the Trust Cash Manager or any Co-Trust Cash Manager and shall be in the name of and for and on behalf of the Receivables Trustee as trustee of the Receivables Trust. All normal costs incurred by making and changing investments will be paid out of investment interest and earnings. The funds will be invested in Permitted Investments only.

        (ii) Permitted Investments purchased or otherwise acquired for and on behalf of the Receivables Trustee shall be denominated in the same currency as the funds utilised and shall be on terms such that, if they are funds which represent Investor Cash Available for Acquisition, they would be available on the next Business Day or, otherwise, (A) they would be available on or prior to the Transfer Date related to the Monthly Period in which such funds were processed for collection or such other date as may be specified in the related Supplement and that (B) the amounts invested will be re-credited to the relevant Trust Account together with any investment earnings thereon.

        (iii) If any Permitted Investments are made for and on behalf of the Receivables Trustee in accordance with the provisions of this Deed or any Supplement, the deposit receipt, contract, confirmation or equivalent document or evidence that the transaction has occurred will be retained by or on behalf of the Receivables Trustee.

Except as provided in any Supplement, with respect to Trust Accounts specified in such Supplement, for the purposes of determining the availability of funds or the balances in the Trust Accounts for any reason, all investment earnings on such funds shall be deemed not to be available or to be on deposit and the beneficial entitlement to such investment earnings will belong to the Transferor Beneficiary in accordance with Clause 3.2(d)(iv).

(g)     ACKNOWLEDGEMENT OF THE BENEFICIARIES

The Beneficiaries acknowledge that:

        (i) it is not intended that the Receivables Trustee should have any discretion with respect to the investment of funds as referred to in Clause 5.1(e) and (f) or that the duties of the Receivables Trustee should include any form of fund management;

        (ii) accordingly the provisions of Clause 5.1(e) and (f) (and all related provisions of the Relevant Documents) have been drawn so as to specify to the maximum extent practicable the manner in which the Trust Cash Manager is to advise the Receivables Trustee from time to time to invest the funds referred to in Clause 5.1(e) and (f);

        (iii) subject to and in accordance with Clause 7.1(g), the duties of the Receivables Trustee with regard to the making of any such investments will be fully discharged by the Receivables Trustee's acting on the advice of the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager in relation thereto; and

        (iv) the investment of any funds by the Receivables Trustee in accordance with Clause 5.1(e) and (f) shall be wholly incidental and ancillary to the functions of the Receivables Trustee as described in Clause 2.1.

5.2     COLLECTIONS AND ALLOCATIONS
(a)     BARCLAYCARD OPERATING ACCOUNT

        (i) The Receivables Trustee shall direct the Transferor and each Additional Transferor that Collections held by the Transferor or, as the case may be, such Additional Transferor on trust in the Barclaycard Operating Account or Additional Transferor Operating Account for the benefit of the Receivables Trustee shall be transferred to the Trustee Collection Account as promptly as possible after the Date of Processing of such Collections but in no event later than the second Business Day following such Date of Processing. The date of any such transfer shall be referred to hereafter as the "RELEVANT DATE".

        (ii) Notwithstanding sub-paragraph (i) above, if the Transferor or any Additional Transferor or any of their respective subsidiaries or Affiliates is Trust Cash Manager or Co-Trust Cash Manager, the Receivables Trustee shall seek to ensure that such monies held on trust in the Barclaycard Operating Account or the relevant Additional Transferor Operating Account that are identified as representing Ineligible Collections, shall not be transferred to the Trustee Collection Account but, shall be transferred to each Transferor Beneficiary to the extent of its pro rata share or as such Transferor Beneficiary may direct whereupon such monies shall cease to be Trust Property and shall be owned by the Transferor Beneficiary absolutely.

(b)     APPLICATION OF MONIES IN THE TRUSTEE COLLECTION ACCOUNT

        On the Relevant Date the Receivables Trustee shall, based on the Daily Report maintained by the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager pursuant to Clause 9.5(a) with respect to the related Date of Processing, promptly following the transfer of monies from the Barclaycard Operating Account as referred to in Clause 5.2(a) on such Relevant Date, identify amounts, if any, included in such transfer representing the following:

        -     Incorrect Payments;

        -     Principal Collections;

        -     Finance Charge Collections; and

        -     Ineligible   Collections   (not   distributed  to  the  Transferor
              Beneficiaries pursuant to Clause 5.2(a)(ii) above),

        and apply such amounts on the Relevant Date in accordance with this Clause 5. In particular, the Receivables Trustee shall instruct the Operating Bank to make the following transfers which shall have been calculated in a manner consistent with the principles set out in the First Schedule as modified by any Supplement:

        (i) the amount of any Incorrect Payments notified to the Receivables Trustee which have not previously been allocated as Collections representing Trust Property to the Barclaycard Operating Account or, if applicable, the relevant Additional Transferor Operating Account, whereupon such monies shall cease to be Trust Property and shall be owned by each Transferor Beneficiary absolutely to the extent of its pro rata share;

        (ii) the amount of Ineligible Collections notified to the Receivables Trustee which have not previously been allocated as Principal Collections to the Barclaycard Proceeds Account or, if applicable, the relevant Additional Transferor Proceeds Account, whereupon such monies shall cease to be Trust Property and shall be owned by each Transferor Beneficiary absolutely to the extent of its pro rata share;

        (iii) the aggregate amount of Investor Cash Available for Acquisition which is utilised as determined pursuant to the related Supplement from the Trustee Collection Account to the Trustee Acquisition Account (and a corresponding adjustment shall be made to the Principal Collections Ledger);

        (iv) the Transferor Cash Available for Acquisition from the Trustee Collection Account to the Trustee Acquisition Account (and a
              corresponding adjustment shall be made to the Principal Collections Ledger);

        (v) the aggregate amount of Principal Collections allocated to the Investor Interests of any Series minus the Investor Cash Available for Acquisition of such Series (as referred to in (iii) above) to such account or accounts specified in or pursuant to the related Supplement for such Series;

        (vi) the Transferor Finance Charge Amount and, on each Transfer Date, the Transferor Acquired Interchange Amount from the Trustee Collection Account to the Barclaycard Proceeds Account or, if applicable, the relevant Additional Transferor Proceeds Account or as each Transferor Beneficiary may direct (and a corresponding adjustment shall be made to the Finance Charge Collections Ledger) whereupon such monies shall cease to be Trust Property and shall be owned by the Transferor Beneficiaries absolutely to the extent of their pro rata shares; and

        (vii) on each Transfer Date or other date specified in a related Supplement with respect to a Series each Finance Charge Amount and all Acquired Interchange allocable to such Series from the Trustee Collection Account to such account or accounts as may be specified in or pursuant to such related Supplement for such Series (and a corresponding adjustment shall be made to the Finance Charge Collections Ledger).

        Amounts remaining in the Trustee Collection Account after the application of monies referred to above and in any Supplement shall either remain deposited in the Trustee Collection Account until such time as they are utilised on succeeding Business Days in accordance with this Deed and any Supplement or are invested in Permitted Investments in accordance with Clause 5.1(f).

(c)     APPLICATION OF MONIES IN THE TRUSTEE ACQUISITION ACCOUNT

        On the Relevant Date the Receivables Trustee shall, promptly following the transfers of monies from the Trustee Collection Account as referred to in Clause 5.2(b) apply such amounts transferred to the Trustee Acquisition Account in accordance with this Clause 5. In particular the Receivables Trustee shall instruct the Operating Bank to make the following transfers from the Trustee Acquisition Account which have been calculated in a manner consistent with the principles set out in the First Schedule as modified by any Supplement:

        (i) the amount of Purchase Price required to fund acceptance of an Offer (pursuant to the terms and subject to the conditions of the
              RSA) to the Barclaycard Proceeds Account or the Additional Transferor Proceeds Account whereupon such monies shall cease to be Trust Property and shall be owned by the Transferor or, as the case may be, the Additional Transferor absolutely PROVIDED HOWEVER, that no amount of Investor Cash Available for Acquisition shall be used to fund that portion of the Purchase Price which is notified by the Transferor or, as the case may be, the Additional Transferor to be in respect of Ineligible Receivables;

        (ii) the amount required to meet the obligation of the Receivables Trustee to make payments in respect of Future Receivables in accordance with Clause 5.1 of the RSA (and pursuant to the terms and subject to the conditions of the RSA) to the Barclaycard Proceeds Account or the relevant Additional Transferor Proceeds Account whereupon such monies shall cease to be Trust Property and shall be owned by the Transferor or, as the case may be, the Additional Transferor absolutely, PROVIDED HOWEVER, that no amount of Investor Cash Available for Acquisition shall be used to fund that portion of the Purchase Price which is notified by the Transferor or, as the case may be, the Additional Transferor to be in respect of Ineligible Receivables;

        (iii) on behalf of any Series in accordance with the related Supplement, the amount of Investor Cash Available for Acquisition required to be applied to the Transferor Interest in order to increase the proportion of the beneficial interest of the Investor Beneficiaries of such Series in the Eligible Receivables Pool, to the Barclaycard Proceeds Account and any Additional Transferor Proceeds Account(s) pro rata to each Transferor Beneficiary's entitlement to such monies whereupon such monies shall cease to be Trust Property and shall be owned by each Transferor Beneficiary absolutely to the extent of its pro rata share; and

        (iv) the amount of non-utilised Transferor Cash Available for Acquisition to the Barclaycard Proceeds Account and the relevant Additional Transferor Proceeds Account(s) pro rata to each Transferor Beneficiary's entitlement to such monies whereupon such monies shall cease to be Trust Property and shall be owned by each Transferor Beneficiary to the extent of its pro rata share absolutely.

(d)     APPLICATION OF MONIES IN ADDITIONAL TRUST ACCOUNTS

        Amounts deposited in Additional Trust Accounts shall be applied in accordance with the provisions of any related Supplement and Clause 5.1(f).

(e)     ANNUAL FEES

        Notwithstanding any provision of the RSA which provides that Receivables representing Annual Fees assigned to the Receivables Trustee ("ANNUAL FEE RECEIVABLES") constitute Finance Charge Receivables or Principal Receivables for the purpose of calculating the Purchase Price of Receivables assigned to the Receivables Trustee, the Receivables Trustee shall, if so directed by each Transferor Beneficiary by prior notice in writing to the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, the Receivables Trustee and the Rating Agencies, treat such Annual Fee Receivables (and Collections in respect thereof) for the purposes of this Deed and any Supplement in such manner as specified in a certificate to the Receivables Trustee, PROVIDED, HOWEVER, that (i) any such certificate shall have effect only in relation to Receivables which are acquired by the Receivables Trustee (whether as Existing
        Receivables or as Future Receivables) after the time when such certificate is issued; and (ii) in the absence of such certificate, such Annual Fee Receivables shall be treated as Finance Charge Receivables and Collections in respect thereof shall be treated as Finance Charge Collections, PROVIDED FURTHER, HOWEVER, that any designation by any Transferor Beneficiary of Annual Fee Receivables as Principal Receivables shall not be of any effect unless such Transferor
        Beneficiary certifies in such certificate that it has received an Opinion of Counsel that the treatment specified for Annual Fees and Collections in respect thereof will not have any material adverse effect on the treatment of the Receivables Trust and the Beneficiaries for Tax purposes in the United Kingdom.

(f)     ALLOCATIONS FOR THE TRANSFEROR BENEFICIARIES

        (i) Unless and until the Receivables Trust is terminated in accordance with Clause 6.3 or Clause 8.1, and unless otherwise stated in any Supplement, the Receivables Trustee (acting on the advice received from the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager) shall, prior to the close of business on the Relevant Date on which amounts are deposited in the

              Trustee   Collection   Account,   allocate   to   the   Transferor
              Beneficiaries the following amounts as set out below:

              (W) by credit to the Trustee Collection Account (to be recorded in the Principal Collections Ledger) an amount of Principal Collections equal to the product of (1) the Transferor
                    Percentage on the Date of Processing of such Principal Collections and (2) the aggregate amount of Principal Collections processed on such Date of Processing, PROVIDED, HOWEVER, that the amount to be so credited for the Transferor Beneficiaries pursuant to this Clause
                    5.2(f)(i)(A) with respect to any Relevant Date shall be allocated to the Transferor Beneficiaries but shall be transferred to the Transferor Beneficiaries only to the extent that the Transferor Interest on such Relevant Date is greater than zero (after giving effect to the inclusion in the Receivables Trust of all Receivables created on or prior to such Relevant Date and the application of payments referred to in Clause 5.2(c)). Failing this, such amount shall be allocated to the Transferor Beneficiary and shall be considered as "UNAVAILABLE INVESTOR PRINCIPAL COLLECTIONS" and credited to the Trustee Collection Account (to be recorded in the Principal Collections Ledger and identified for the benefit of the Transferor Beneficiary as Unavailable Principal Collections);

              (X) if on such Relevant Date there are additional amounts allocable to the Transferor Beneficiaries pursuant to any Supplement as a result of the Investor Interests of the relevant Series on such Relevant Date being less than the amount of Principal Collections allocable to such Series, deposit such amounts in the Trustee Acquisition Account;

              (Y) if on such Relevant Date the Transferor Interest minus the amount calculated pursuant to paragraphs (A) and (B) is greater than zero, deposit in the Trustee Acquisition
                    Account an amount of Unavailable Principal Collections to the extent of such Transferor Interest (unless specified otherwise in any Supplement);

              (Z) subject to Clause 5.2(e), by credit to the Trustee Collection Account (to be recorded in the Finance Charge Collections Ledger) an amount equal to the product of (1) the Transferor Percentage on the Date of Processing of such Finance Charge Collections and (2) the aggregate amount of Finance Charge Collections processed on such Date of Processing (the "TRANSFEROR FINANCE CHARGE AMOUNT");

              (AA) subject to Clause 5.2(a)(ii), the aggregate amount of Ineligible Collections processed on such Date of Processing which were deposited in the Trustee Collections Account on such Relevant Date; and

              (BB) on each Transfer Date the aggregate amount of Acquired Interchange deposited by the Transferor and each Additional Transferor in the

                    Trustee Collection Account less the aggregate amount of such Acquired Interchange allocated to any Applicable Series (the "TRANSFEROR ACQUIRED INTERCHANGE AMOUNT").

        (ii) Notwithstanding anything in this Deed to the contrary, unless otherwise stated in any Supplement, the amount allocated pursuant to Clause 5.2(f)(i) above shall be applied as follows:

              (A) the amount identified in Clause 5.2(f)(i)(A) above which was credited to the Trustee Collection Account (and recorded in the Principal Collections Ledger) for the Transferor Beneficiaries together with the amounts deposited in the Trustee Acquisition Account pursuant to Clause 5.2(f)(i)(B) and 5.2(f)(i)(C) ("TRANSFEROR CASH AVAILABLE FOR ACQUISITION") shall be utilised in funding the Receivables Trustee in making payments to the Transferor and each Additional Transferor in respect of an Offer pursuant to Clause 5.2(c)(i) or in respect of Future Receivables pursuant to Clause 5.2(c)(ii) PROVIDED, HOWEVER, that the amount of Transferor Cash Available for Acquisition not so utilised shall be applied in accordance with Clause 5.2(c)(iv) and the Transferor Interest reduced accordingly;

              (B)   the  Transferor  Finance Charge Amount and, on each Transfer
                    Date,  the  Transferor   Acquired   Interchange  Amount,  in
                    accordance with Clause 5.2(b)(vi); and

              (C) the amount identified in Clause 5.2(f)(i)(E) above, in accordance with Clause 5.2(b)(ii).

              (D) Each Transferor Beneficiary shall be obliged to fund the Receivables Trustee in respect of payments to be made to the Transferor and each Additional Transferor on any Business Day in excess of the Investor Cash Available for Acquisition to the extent of its pro rata share and the Receivables Trustee will utilise on such Business Day in accordance with the provisions of this Deed the Transferor Cash Available for Acquisition towards such payments to be made to the Transferor and each Additional Transferor as set out in Clause 5.2 (f)(ii)(A) above. The Receivables Trustee acknowledges (and the Transferor by its execution of this Deed and each Additional Transferor by its execution of an Accession Notice also acknowledges) that to the extent the Transferor Cash Available for Acquisition is less than the aggregate amount of the payments to the Transferor and each Additional Transferor to be funded by the Transferor Beneficiaries on any Business Day, such shortfall shall be met by a reduction in the aggregate amount payable to the Transferor and each Additional Transferor by the amount of such shortfall (as set out in Clause 13.3 of the RSA) and an increase in the Transferor Interest by the same amount;

              (E) The Receivables Trustee shall from time to time, acting on the advice of the Trust Cash Manager or any Co-Trust Cash Manager, on each Transfer Date transfer monies credited to Trust Accounts which represent investment earnings accrued on Permitted Investments made using monies deposited in such Trust Accounts and to which the Transferor Beneficiaries are beneficially entitled pursuant to Clause 3.2(d)(iv) (less any amount deducted to meet costs incurred in making and changing investments as provided in Clause 5.1(f)(i)) to each Transferor Beneficiary to the extent of its pro rata share as it may direct, whereupon such monies shall cease to be Trust Property and shall be owned by such Transferor Beneficiary absolutely. After any Unavailable Principal Collections have been allocated to one Beneficiary they shall in no circumstances be reallocated to another Beneficiary.

5.3     ADJUSTMENTS
(a) RECEIVABLES IN DEFAULTED ACCOUNTS, CREDIT ADJUSTMENTS AND REDUCTIONS IN RECEIVABLES

        If at any time prior to the dissolution of the Receivables Trust for any reason whatsoever, any Principal Receivable becomes a Receivable in a Defaulted Account or a Reduction or a Credit Adjustment is required in relation to any Principal Receivable the amount of such Receivable in a Defaulted Account or the subject of a Credit Adjustment or a Reduction shall be allocated among the Beneficiaries as follows:

        (i) in the case of a Receivable in a Defaulted Account which was an Eligible Receivable prior to such time such Account became a Defaulted Account, by allocating such amount between each Transferor Beneficiary and each Series in accordance with their beneficial entitlement to Trust Property at such time (as calculated in a manner consistent with the principles set out in the First Schedule (as amended by any Supplement)), reducing the Transferor Interest accordingly and treating the resulting Investor Default Amount for each Series as provided in the related Supplement;

        (ii) in the case of a Credit Adjustment or a Reduction by allocating such amount to each Transferor Beneficiary to the extent of its pro rata share and reducing the Transferor Interest accordingly until such time as the Transferor Interest shall be zero, PROVIDED, HOWEVER, that if the amount of such Credit Adjustment or Reduction is greater than the amount of the Transferor Interest on such date of determination then the Receivables Trustee shall seek to enforce its remedy against the Transferor and each Additional Transferor under Clause 10.3 of the RSA which provides that the Transferor or relevant Additional Transferor shall make a payment to the Receivables Trustee in accordance with Clause 10.4 of the RSA; and

        (iii) in the case of a Receivable in a Defaulted Account which was an Ineligible Receivable prior to such time as such Account became a Defaulted Account, by reducing the Transferor Ineligible Interest by the amount of such

              Receivable  in  a  Defaulted   Account  until  such  time  as  the
              Ineligible Receivables Pool reaches zero;

        and the entitlement of the Beneficiaries to Trust Property shall be affected accordingly. The Receivables Trustee shall maintain at all times accurate records reflecting Receivables in Defaulted Accounts, Credit Adjustments or Reductions and the allocation thereof amongst the Beneficiaries.

(b)     INCORRECT PAYMENTS

        If from time to time payments of monies are incorrectly paid into the Trustee Collection Account ("INCORRECT PAYMENTS"), such monies may incorrectly be deemed to be Collections representing Trust Property and allocated in a manner consistent with the principles set out in the First Schedule (as amended by any Supplement) unless prior to such allocation the Receivables Trustee is notified by the Trust Cash Manager or any Co-Trust Cash Manager that such monies are Incorrect Payments. Notwithstanding the above, promptly following the notification to the Receivables Trustee by the Trust Cash Manager or Co-Trust Cash Manager that such payments were incorrectly deemed to be Trust Property and have been incorrectly allocated, the Receivables Trustee shall:

        (i) apply Trust Property in a manner consistent with the principles set out in the First Schedule (as amended by any Supplement) to repay such Incorrect Payments; and

        (ii) amend its books of account to record that (A) the Eligible Receivables Pool has been increased by the amount of Principal Receivables, if any, previously incorrectly deducted and that Incorrect Payments incorrectly allocated as Principal Collections have been repaid, (B) the Transferor Interest has been increased by the same amount of Principal Receivables, if any, which were incorrectly added to the Eligible Receivables Pool and (C) following any deduction from Finance Charge Collections for such purpose, Incorrect Payments incorrectly allocated as Finance Charge Collections, if any, have been repaid;

        and the entitlement of the Beneficiaries to Trust Property shall be adjusted accordingly.

(c)     ALLOCATED INELIGIBLE COLLECTIONS

        If from time to time payments of monies into the Trustee Collection Account representing Ineligible Collections are incorrectly deemed to be Principal Collections in respect of Eligible Receivables such monies may be allocated as such in accordance with the provisions of the First Schedule (as amended by any Supplement) unless prior to such allocation the Receivables Trustee is notified by the Trust Cash Manager or any Co-Trust Cash Manager that such monies are Ineligible Collections
        ("ALLOCATED INELIGIBLE COLLECTIONS"). Notwithstanding the above, promptly following the notification to the Receivables Trustee by the Trust Cash Manager or such Co-Trust

        Cash  Manager  that  Allocated  Ineligible   Collections  have  been  so
        allocated as Principal Collections in respect of Eligible Receivables, the Receivables Trustee shall:

        (i) apply Trust Property in a manner consistent with the principles set out in the First Schedule (as amended by any Supplement) to re-apply such Allocated Ineligible Collections correctly; and

        (ii) amend its books of account to record that (A) the Ineligible Receivables Pool has been decreased by the amount of Allocated Ineligible Collections previously incorrectly allocated as Principal Collections and the Eligible Receivables Pool has been increased by the same amount and (B) the Transferor Ineligible Interest has been decreased by the same amount so subtracted from the Ineligible Receivables Pool and the Transferor Interest has been increased by the amount so added to the Eligible Receivables Pool;

        and the entitlement of the Beneficiaries to Trust Property shall be adjusted accordingly.


(d)     INELIGIBLE RECEIVABLES

        If from time to time Ineligible Receivables are assigned to the Receivables Trustee as a result of a breach of representation by the Transferor or any Additional Transferor pursuant to Clause 17.2 or 17.3 of the RSA, payments to the Transferor or such Additional Transferor in respect thereof were incorrectly funded by the Beneficiaries on the basis that such Receivables were Principal Receivables which are Eligible Receivables. Notwithstanding the remedies available to the Receivables Trustee pursuant to the RSA, in such circumstances the Receivables Trustee shall ensure that such error is corrected by:

        (i) reducing the Transferor Interest by the amount of such Ineligible Receivables until such time as it reaches zero PROVIDED, HOWEVER, that if the amount of such Ineligible Receivables exceeds the amount of the Transferor Interest on such date of determination then the Receivables Trustee shall also require the Transferor or such Additional Transferor to make a payment of cash to the Receivables Trustee equal to the amount of such excess in order to comply with the provisions of Clause 11.1 of the RSA; and

        (ii) amending its books of account to record that (A) the Eligible Receivables Pool has been decreased by the amount of Ineligible Receivables previously incorrectly added to the Eligible Receivables Pool and, subject to Clause 11.3 of the RSA, the Ineligible Receivables Pool has been increased by the same amount, and (B) the Transferor Ineligible Interest has been increased by the same amount so added to the Ineligible Receivables Pool;

        and the entitlement of the Beneficiaries to Trust Property shall be adjusted accordingly.

6.      PAY OUT EVENTS

6.1     TRUST PAY OUT EVENTS
If any one of the following events (each a "TRUST PAY OUT EVENT") shall occur:

(a) the Transferor or any Additional Transferor shall consent or take any corporate action in relation to the appointment of a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets;

(b) proceedings shall be initiated against the Transferor or any Additional Transferor under any applicable liquidation, insolvency, composition, re-organisation or similar laws for its winding up, dissolution, administration or re-organisation and such proceedings are not discharged within 60 days or a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets is legally and validly appointed and such appointment is not discharged within 14 days;

(c) a duly authorised officer of the Transferor or any Additional Transferor shall admit in writing that the Transferor or relevant Additional Transferor is unable to pay its debts as they fall due within the meaning of Section 123(1) of the Insolvency Act 1986 or the Transferor or any Additional Transferor makes a general assignment for the benefit of or a composition with its creditors or voluntarily suspends payment of its obligations with a view to the general readjustment or rescheduling of its indebtedness;

(d) the Transferor or any Additional Transferor shall become unable for any reason to transfer Receivables arising on Designated Accounts to the Receivables Trust in the manner contemplated in the RSA;

(e) the Transferor or any Additional Transferor ceases to be resident for tax purposes in the United Kingdom or otherwise ceases to be within the charge to United Kingdom corporation tax; or

(f)     either

        (i) a change in law or its interpretation or administration results in the Receivables Trustee becoming liable to make any payment on account of tax (other than stamp duty payable in the United Kingdom in respect of the transfer of Receivables pursuant to the
              RSA); or

        (ii) any tax authority asserts a tax liability against, or takes any other action in relation to, the Transferor or any Additional Transferor or any of their respective subsidiaries in connection with the transactions provided for in the Relevant Documents and as a result of any of the foregoing there could be an adverse effect on the position of all or any of such companies which is more than trivial, Provided that:

              (A) without prejudice to the generality of this Clause 6.1(f)(ii), it will be established for the purposes hereof that there could be such an adverse effect which is more than trivial if the Transferor or such Additional Transferor obtains an Opinion of Counsel to that effect; and

              (B) an event falling within this Clause 6.1(f)(ii) shall be treated as occurring on the date on which the Transferor or relevant Additional Transferor (in either case in its capacity as a Transferor Beneficiary) gives notice in writing thereof to the Receivables Trustee.

then:

        (1)   in the case of a Trust Pay Out Event under  paragraph  (a), (b) or
              (c) (any such event an "INSOLVENCY EVENT") above, a Series Pay Out Event will occur in respect of each Series and each Beneficiary within such Series and each Transferor Beneficiary (and the provisions of Clause 6.2 and 6.3 will become applicable); or

        (2) in the case of any other Trust Pay Out Event a Series Pay Out Event will occur in respect of each Series and each Beneficiary within such Series (and the provisions of Clause 6.2 will become applicable), in each case without any notice or other action on the part of the Receivables Trustee or any Beneficiary immediately upon the occurrence of such event.

6.2     SERIES PAY OUT EVENTS
Subject to Clause 6.1, Series Pay Out Events with respect to any Series and each Beneficiary within such Series will be specified in any related Supplement.

6.3     ADDITIONAL RIGHTS UPON THE OCCURRENCE OF CERTAIN EVENTS
(a) If a Trust Pay Out Event under Clause 6.1(a), (b) or (c) above occurs in respect of any Transferor Beneficiary on such day (the "APPOINTMENT DAY"), the following effects shall occur:

        (i) the applicable Transferor Beneficiary shall immediately give notice to the Receivables Trustee of the occurrence of such Insolvency Event;

        (ii) subject to (iii) below, Future Receivables coming into existence on or following the Appointment Day will not be assigned to the Receivables Trustee;

        (iii) Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been assigned to the Receivables Trustee shall continue to form part of the Trust Property of the Receivables Trust and Collections with respect thereto shall continue to be allocated and applied in accordance with Clause 5;

        (iv) the Receivables Trustee shall not be obliged nor entitled to accept any further Offers to purchase Receivables from the Transferor or any Additional Transferor; and

        (v)   subject  to  completion  of  the   liquidation,   winding-up   and
              dissolution procedures described below the Receivables Trust will be dissolved.

(b)     Within 15 days of the Appointment  Day, the  Receivables  Trustee shall:

        (i) cause to be published a notice in an Authorised Newspaper that an Insolvency Event has occurred, that the Receivables Trustee intends to sell, dispose of or otherwise liquidate the Receivables which constitute Trust Property in a commercially reasonable manner and that subject to completion of such sale, disposal or other liquidation, the Receivables Trust will be dissolved; and

        (ii) send written notice to the Beneficiaries describing the provisions of this Clause 6.3 and requesting instructions from such Beneficiaries. Unless within 60 days from the day notice pursuant to sub-paragraph (i) above is first published, the Receivables Trustee shall have received written instructions from Beneficiaries representing more than 50 per cent. of the Aggregate Investor Interest, each Transferor Beneficiary and each Excess Interest Beneficiary (in each case if not subject to an Insolvency Event) and any other person specified as so entitled in any Supplement to the effect that such Beneficiaries and persons, if any, disapprove of the liquidation of the Receivables which constitute Trust Property and any other assets and wish to continue with the Receivables Trustee accepting Offers and purchasing Receivables pursuant to the terms and subject to the conditions of the RSA as before such Insolvency Event, the Receivables Trustee shall promptly sell, dispose of or otherwise liquidate the Receivables and other assets in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. The Receivables Trustee may obtain a prior determination from any such insolvency officer referred to in paragraph (a) of Clause 6.1 that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable (which determination the Receivables Trustee shall be entitled to regard as conclusive). The provisions of Clause 6.1 and Clause 6.3 shall not be deemed to be mutually exclusive.

(c) The proceeds from the sale, disposition or liquidation of the Receivables and other assets of the Receivables Trust pursuant to paragraph (b) above ("INSOLVENCY PROCEEDS") shall be treated as Collections in respect of the Receivables and other assets of the Receivables Trust and shall be allocated and applied in accordance with the provisions of Clause 5. Insolvency Proceeds shall be allocated to Finance Charge Receivables and Principal Receivables in the same proportion such Receivables bore to one another on the immediately preceding Determination Date.

(d) Unless the Receivables Trustee receives written instructions from Beneficiaries and other persons as provided in Clause 6.3(b)(ii), on the day following the last Transfer Date following the Monthly Period during which the proceeds referred to in paragraph (c) above are distributed to the Beneficiaries, and subject to the condition that the Aggregate Investor Interest shall have been reduced to zero as a result of such distributions, the Receivables Trustee shall take any and all necessary additional steps to ensure that the Receivables Trust is dissolved. To this intent if any Trust Property exists following the distribution of the proceeds referred to in the previous sentence, the Receivables Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse to the Receivables Trustee, as shall be necessary to vest in each Transferor Beneficiary as residuary beneficiary or, as it may direct, all right, title and interest of the Receivables Trustee in such Trust Property and the Receivables Trustee shall follow any reasonable direction of the Transferor Beneficiaries in that regard. The Receivables Trustee shall be entitled to be indemnified from the proceeds referred to above and Trust Property allocated to the Transferor Beneficiaries for any expenses incurred in connection with the performance of the Receivables Trustee of its obligations under this paragraph (d).

(e) The Receivables Trustee may appoint a sub-agent or agents and such other professional advisers as it deems necessary or prudent to assist with its responsibilities pursuant to this Clause 6 with respect to competitive bids.

                                     PART 3

                THE RECEIVABLES TRUSTEE AND THE RECEIVABLES TRUST

7.      THE RECEIVABLES TRUSTEE

7.1     DUTIES OF THE RECEIVABLES TRUSTEE
(a) The Receivables Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Deed to the extent required or permitted under and in compliance with applicable law and regulations. All of the following provisions of this Clause 7.1 are subject and without prejudice to Clause 2.1 and shall be construed having regard to Clause 2.1.

(b) The duties of the Receivables Trustee shall be to operate the Trust Accounts and fund the purchase of Receivables in accordance with the provisions of this Deed and any Relevant Document in a manner consistent with the principles set out in the First Schedule. The Receivables Trustee shall take those reasonable steps available to it to ensure that any movements of monies into and out of the Trust Accounts on any Business Day shall be for value on the same day.

(c) The Receivables Trustee shall, if it has actual knowledge of the same, act promptly to exercise its rights under any bank mandate relating to a bank account in respect of which it is a beneficiary of a trust declared over such account to prevent monies representing Trust Property being paid from such bank account to a bank account which is not a Trust Account and which was overdrawn at the close of business on the preceding Business Day in London only (unless the Receivables Trustee shall have received evidence satisfactory to it that such overdraft has been satisfied). The Receivables Trustee shall cease to exercise such rights at such time as the relevant bank account ceases to be overdrawn.

(d) The Receivables Trustee shall maintain proper books of account in respect of its duties as trustee of the Receivables Trust and shall maintain records of all assets held by it and all payments made by it in such capacity.

(e) The Receivables Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Receivables Trustee which are specifically required to be furnished pursuant to any provision of this Deed or any Relevant Document, shall cause them to be examined to determine whether they substantially conform to the requirements of this Deed or such Relevant Document.

(f) The Receivables Trustee shall from time to time, on receipt of a Defaulted Accounts Instruction Notice from each Beneficiary, enter into an agreement to assign the Receivables in any Defaulted Account which has been notified to the Beneficiaries as being a Defaulted Account (as specified in the Defaulted Accounts Instruction Notice). The Receivables Trustee shall take any action or execute any document or documents which shall be required in order to give effect to such assignment.

(g) The appointment of the Trust Cash Manager pursuant to Clause 9.1(a), and any Co-Trust Manager pursuant to Clause 9.1(b) and the implementation of advice received from the Trust Cash Manager or any Co-Trust Cash Manager, shall (unless and until terminated) be deemed to constitute performance by the Receivables Trustee of its fiduciary obligations hereunder or pursuant to any fiduciary duties on trustees implied by law in respect of such matters. Without prejudice to the foregoing, it is expressly agreed and acknowledged that no delegation by the Receivables Trustee will absolve or release the Receivables Trustee from its liabilities or obligations hereunder in the event that the Trust Cash Manager or any Co-Trust Cash Manager shall default in the performance of its obligations as Trust Cash Manager or Co-Trust Cash Manager, as the case may be.

(h) The Receivables Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of any Investor Beneficiary relating to the time, method and place of conducting any proceeding for any remedy available to the Receivables Trustee, or exercising any trust, discretion or power conferred upon the Receivables Trustee in relation to such Investor Beneficiary, under this Deed or any Relevant Document.

(i) The Receivables Trustee shall not be charged with knowledge of any failure by the Trust Cash Manager or any Co-Trust Cash Manager referred to in Clause 11.1 unless the Receivables Trustee receives written notice of such failure from the Trust Cash Manager, any Co-Trust Cash Manager or any Investor Beneficiary adversely affected thereby.

(j) The Receivables Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it believes that the repayment of such funds or adequate indemnity against such risk or liability is not assured to it to its reasonable satisfaction, and none of the provisions contained in this Deed or any Relevant Document shall in any event require the Receivables Trustee to perform or procure the performance of, or be responsible for the manner of the performance of, any of the obligations of the Trust Cash Manager or any Co-Trust Cash Manager under this Deed.

(k) Except for actions expressly authorised herein or in any Supplement, the Receivables Trustee shall take no action to impair the interests of the Beneficiaries of the Receivables Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

(l) Other than as expressly contemplated in this Deed or any Relevant Document, the Receivables Trustee shall have no power to deal with Trust Property or supplement, amend or vary the Receivables Trust.

(m) If at any time the Receivables Trustee shall have reasonable grounds to believe that advice received from the Trust Cash Manager or any Co-Trust Cash Manager is incorrect, it shall promptly notify the Trust Cash Manager or such Co-Trust Cash

        Manager of such matter PROVIDED, HOWEVER, that if the Trust Cash Manager or Co-Trust Cash Manager disagrees that such advice is incorrect the Receivables Trustee shall promptly act in accordance with the advice given by the Trust Cash Manager or Co-Trust Cash Manager and shall be entitled so to do.

7.2     CERTAIN MATTERS AFFECTING THE RECEIVABLES TRUSTEE
Except as otherwise provided in Section 7.1:

(a) the Receivables Trustee may rely on and shall be protected in acting, or in refraining from acting in accordance with, any Offer, the initial report, the Daily Report, the Monthly Trust Cash Manager's Report, the Annual Trust Cash Manager's Report, the monthly payment instructions and notification to the Receivables Trustee, the monthly Investor Beneficiaries statement, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Deed or any Relevant Document by the proper party or parties;

(b) the Receivables Trustee may rely on any Opinion of Counsel addressed to it, and any such Opinion of Counsel shall be full and complete authorisation and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(c) the Receivables Trustee shall be entitled to assume, for the purposes of exercising any power, trust, authority, duty or discretion under or in relation to any Relevant Document that such exercise will not adversely affect the interest of the Investor Beneficiaries if each Rating Agency has given written confirmation that such Rating Agency would not, as a result of such exercise, reduce or withdraw its then current rating of any outstanding Related Debt;

(d) the Receivables Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Deed or the RSA or any agreement relating to any Enhancement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of an Investor Beneficiary or any Enhancement Provider, pursuant to the provisions of this Deed, unless such Investor Beneficiary or Enhancement Provider shall have offered to the reasonable satisfaction of the Receivables Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Receivables Trustee of the obligations, upon the occurrence of any Trust Cash Manager Default (which has not been cured), to exercise such of the rights and powers vested in it by this Deed or the RSA and any agreement relating to any Enhancement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

(e) the Receivables Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorised or within the discretion or rights or powers conferred upon it by this Deed or any Relevant Document;

(f) the Receivables Trustee shall not be bound to make any investigation into any facts or matters stated in any Offer, the initial report, the Monthly Trust Cash Manager's Report, the Daily Report, the Annual Trust Cash Manager's Report, the monthly payment instructions and notification to the Receivables Trustee, the monthly Investor Beneficiaries statement, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by any Investor Beneficiary which could be adversely affected if the Receivables Trustee does not perform such acts;

(g) the Receivables Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Receivables Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with all due care by it hereunder; and

(h) the Receivables Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Designated Accounts for the purpose of establishing the presence or absence of defects, the compliance by Barclays Bank PLC or any Additional Transferor or Co-Trust Cash Manager with its representations and warranties or for any other purpose.

7.3     RECEIVABLES TRUSTEE NOT LIABLE FOR VALIDITY OR SUFFICIENCY
        Except as set forth in Clause 7.12, the Receivables Trustee makes no representations as to the validity or sufficiency of this Deed or any Relevant Document or of the beneficial entitlement of the Beneficiaries to Trust Property as evidenced by the Trust Certificates (other than the certificate of authentication on the Trust Certificates) or of any Receivable or related document. The Receivables Trustee shall not be accountable for the use or application by the Transferor or any Additional Transferor of any of its beneficial entitlement to Trust Property or of the proceeds of any transfer of its beneficial entitlement, or for the use or application of any funds paid to the Transferor or any Additional Transferor in respect of the Receivables or deposited in or withdrawn from any Trust Account by the Trust Cash Manager or any Co-Trust Cash Manager.

7.4     RESIGNATION OR REMOVAL OF THE RECEIVABLES TRUSTEE
(a) The Receivables Trustee may at any time resign and be discharged from the Receivables Trust hereby created by giving written notice thereof to the Transferor Beneficiary. Upon receiving such notice of resignation, each Transferor Beneficiary shall be vested jointly with the power to appoint a successor trustee and shall promptly appoint such successor trustee as detailed in Clause 7.5 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Receivables Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Receivables Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Receivables Trustee shall be legally unable to act, or shall be adjudged insolvent, or a receiver of the Receivables Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Receivables Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor Beneficiaries may collectively, but shall not be required to, remove the Receivables Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Receivables Trustee so removed and one copy to the successor trustee.

(c) The Beneficiaries may at any time by unanimous vote resolve to remove the Receivables Trustee as trustee of the Receivables Trust and shall do so by giving written notice thereof to the Receivables Trustee. Upon such notice of removal being given each Transferor Beneficiary shall be vested jointly with the power to appoint a successor trustee and shall promptly appoint such successor trustee as detailed in Clause 7.5 by written instrument, in duplicate, one copy of which instrument shall be delivered to the Receivables Trustee being removed and one copy to the successor trustee.

(d) Any resignation or removal of the Receivables Trustee and appointment of a successor trustee pursuant to any of the provisions of this Clause 7.4 shall not become effective until:

        (i) acceptance of appointment by the successor trustee as provided in Clause 7.5 hereof and any liability of the Receivables Trustee arising hereunder shall survive such appointment of a successor trustee; and

        (ii) confirmation has been received from each Rating Agency that the appointment of the successor trustee will not result in such Rating Agency reducing or withdrawing its then current rating on any outstanding Related Debt.

7.5     SUCCESSOR RECEIVABLES TRUSTEE
(a) Any successor trustee appointed as provided in Clause 7.4 hereof shall, unless each Transferor Beneficiary requires otherwise, be a person belonging outside the member states of the European Union for VAT purposes and shall execute, acknowledge and deliver to each Transferor Beneficiary and to its predecessor Receivables Trustee an instrument accepting such appointment hereunder and transferring the Trust Property to such successor trustee, and thereupon the resignation or removal of the predecessor Receivables Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with the Trust Property and all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Receivables Trustee herein. The predecessor Receivables Trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and each Transferor Beneficiary and the predecessor Receivables Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all Trust Property and such rights, powers, duties and obligations.

(b) Upon acceptance of appointment by a successor trustee as provided in this Clause 7.5, such successor trustee shall mail notice of such succession hereunder to all Beneficiaries.

7.6     APPOINTMENT OF CO-RECEIVABLES TRUSTEE OR SEPARATE RECEIVABLES TRUSTEE
(a) Notwithstanding any other provisions of this Deed, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Receivables Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Receivables Trust, and to vest in such person or persons, in such capacity and for the benefit of the Beneficiaries, such title to the Receivables Trust or any Trust Property or any part thereof, and, subject to the other provisions of this Clause 7.6, such powers, duties, obligations, rights and trusts as the Receivables Trustee may consider necessary or desirable. No notice to Beneficiaries of the appointment of any co-trustee or separate trustee shall be required under Clause 7.5 hereof. The Receivables Trustee shall be required to obtain the prior written consent of the Transferor Beneficiaries before making any appointment pursuant to this Clause 7.6(a) and no such appointment shall be valid unless such consent has been obtained PROVIDED, HOWEVER that the Transferor Beneficiaries shall be entitled to withhold their consent only if it is not established to their reasonable satisfaction that (so far as is consistent with the legal requirements referred to in this Clause 7.6(a)) the relevant co-trustee or co-trustees or separate trustee or separate trustees will belong outside the member states of the European Union or (if the foregoing is not consistent with the said legal requirements) within the member states of the European Union but outside the United Kingdom for the purposes of the Value Added Tax Act 1994.

(b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

        (i) all rights, powers, duties and obligations conferred or imposed upon the Receivables Trustee shall be conferred or imposed upon and exercised or performed by the Receivables Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorised to act separately without the Receivables Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Receivables Trustee hereunder or as successor to the Trust Cash Manager or any Co-Trust Cash Manager hereunder), the Receivables Trustee shall be incompetent or unqualified to perform such act or acts, in which events such rights, powers, duties and obligations (including the holding of title to the Receivables Trust or any Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Receivables Trustee;

        (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

        (iii) the Receivables Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Receivables Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Deed and the conditions of this Clause 7. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Receivables Trustee or separately, as may be provided therein, subject to all the provisions of this Deed, specifically including every provision of this Deed relating to the conduct of, affecting the liability of, or affording protection to, the Receivables Trustee. Every such instrument shall be filed with the Receivables Trustee and a copy thereof given to the Trust Cash Manager and any Co-Trust Cash Manager.

(d) Any separate trustee or co-trustee may at any time constitute the Receivables Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Deed or any Relevant Document on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Receivables Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

7.7     TAX RETURNS
In the event that the Receivables Trustee shall be required to file tax returns, the Receivables Trustee, as soon as practicable after it is made aware of such requirement, shall prepare or cause to be prepared any tax returns required to be filed by the Receivables Trust and, to the extent possible, shall file such returns at least five days before such returns are due to be filed. The Receivables Trustee is hereby authorised to sign any such return on behalf of the Receivables Trust. The Receivables Trustee will instruct the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager to prepare or cause to be prepared all tax information required by law to be distributed to Beneficiaries and to deliver such information to the Receivables Trustee at least five Business Days prior to the date it is required by law to be distributed to Beneficiaries. The Receivables Trustee will instruct the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, upon request, to furnish the Receivables Trustee with all such information known to the Trust Cash Manager or Co-Trust Cash Manager as may be reasonably required in connection with the preparation of all tax returns of the Receivables Trust. In no event shall the Receivables Trustee, the Trust Cash Manager or any Co-Trust Cash Manager be liable for any liabilities, costs or expenses of the Receivables Trust, the Investor Beneficiaries or any other person arising under any tax law (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

7.8     RECEIVABLES TRUSTEE MAY ENFORCE CLAIMS WITHOUT BENEFICIARIES
To the extent permitted by law, all rights of action and claims under this Deed or any Relevant Document or with respect to any Beneficiary (including any Enhancement Provider) and any related Supplement may be prosecuted and enforced by the Receivables Trustee without the joining of any Beneficiary (including any Enhancement Provider) in any proceeding relating thereto, and any such proceeding instituted by the Receivables Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Receivables Trustee, its agents and legal advisers, constitute Trust Property and be for the rateable benefit of any Beneficiaries in respect of which such judgment has been obtained.

7.9     SUITS FOR ENFORCEMENT
If a Trust Cash Manager Default shall occur and be continuing, the Receivables Trustee shall, if it is so directed by Investor Beneficiaries representing in aggregate more than 50% of the Aggregate Investor Interest, subject to the provisions of Clause 7.1, proceed to protect and enforce its rights and the rights of any Investor Beneficiaries under this Deed or any Relevant Document by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Deed or any Relevant Document or in aid of the execution of any power granted in this Deed or for the enforcement of any other legal, equitable or other remedy as the Receivables Trustee, being advised by counsel, shall deem most effective to protect and enforce any of the rights of the Receivables Trustee or any Investor Beneficiary.

7.10    CONSIDERATION OF THE INTERESTS OF THE BENEFICIARIES
(a) The Receivables Trustee shall, as regards all the powers, trusts, authorities, duties and discretions vested in it under this Deed or other Relevant Documents, except where expressly provided otherwise, have regard to the interests of the Investor Beneficiaries, the Transferor Beneficiaries, the Enhancement Providers and the Excess Interest Beneficiaries.

(b) Where, in the opinion of the Receivables Trustee, there is a conflict between the interests of certain Beneficiaries and the interests of any of the other Beneficiaries, the Receivables Trustee shall, notwithstanding anything to the contrary contained in this Deed or other Relevant Documents, have regard first to the interests of the Investor Beneficiaries, then to the Transferor Beneficiaries, then to the interests of the Enhancement Providers and then to the interests of the Excess Interest Beneficiaries and, subject to any other claims it may otherwise have against the Receivables Trustee including, without limitation, pursuant to Clauses 7.12 and 7.13, no Transferor Beneficiary, Enhancement Provider or Excess Interest Beneficiary shall have a claim against the Receivables Trustee for so doing.

(c) Notwithstanding (a) and (b) above, where the Receivables Trustee is required under this Deed or other Relevant Documents to have regard to the interests of each of the Investor Beneficiaries (as among themselves) and where, in the opinion of the Receivables Trustee, there is a conflict between the interests of the Investor Beneficiaries (as between themselves), the Receivables Trustee shall be entitled to act in accordance with directions received from such Investor Beneficiaries pursuant to Clause 7.11 and no Investor Beneficiaries shall have any claim against the Receivables Trustee for so doing.

7.11 RIGHTS OF INVESTOR BENEFICIARIES TO DIRECT THE RECEIVABLES TRUSTEE Investor Beneficiaries representing in aggregate more than 50% of the Aggregate Investor Interest (or, with respect to any remedy, trust or power that does not relate to all Series, 50% of the Aggregate Investor Interest represented by such Series to which such remedy, trust or power relates) shall have the right to direct the Receivables Trustee in the exercise of any discretion, trust or power conferred on the Receivables Trustee and also the time, method and place of conducting any proceeding for any remedy available to the Receivables Trustee, PROVIDED, HOWEVER, that subject to Clause 7.1, the Receivables Trustee shall have the right to decline to follow any such direction if the Receivables Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Receivables Trustee in good faith shall determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Series not parties to such direction; and provided further that nothing in this Deed shall impair the right of the Receivables Trustee to take any action deemed proper by the Receivables Trustee and which is not inconsistent with such direction of such Series.

7.12    REPRESENTATIONS AND WARRANTIES OF THE RECEIVABLES TRUSTEE
The Receivables Trustee represents and warrants on the date hereof and on each Acquisition Date that:

(i) the Receivables Trustee has full power, authority and right to execute, deliver and perform this Deed and each Relevant Document, and has taken all necessary action to authorise the execution, delivery and performance by it of this Deed and each Relevant Document; and

(ii) each of this Deed and each Relevant Document has been duly executed and delivered by the Receivables Trustee.

7.13    COVENANTS BY THE RECEIVABLES TRUSTEE
(a) Save as provided for or as contemplated in this Deed and the Receivables Trust constituted hereby, the Receivables Trustee hereby covenants in favour of the Beneficiaries in its capacity as Receivables Trustee and also in its capacity as purchaser of the Receivables pursuant to the RSA that it shall not, without the prior written consent of each of the
        Beneficiaries:

        (i) carry on any business other than as trustee of the Receivables Trust and in respect of that business shall not engage in any activity or do anything whatsoever except:

              (A) hold, and exercise its rights in respect of, the Trust Property and perform its obligations in respect of the Trust Property;

              (B) preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the Relevant Documents;

              (C) pay dividends or make other distributions to the extent required by applicable law;

              (D) use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Relevant Documents; and

              (E)   perform  any  and  all  acts   incidental  to  or  otherwise
                    necessary in connection with (A), (B), (C) or (D) above;

        (ii)  incur  any  indebtedness   whatsoever  (other  than  as  expressly
              contemplated herein or any Supplement) or give any guarantee or indemnity in respect of any indebtedness;

        (iii) create any Encumbrance whatsoever over any of its assets, or use, invest, sell or otherwise dispose of any part of its assets (including any uncalled capital) or undertaking, present or future, other than as expressly contemplated by this Deed and any Relevant Document;

        (iv) consolidate or merge with any other person or convey or transfer its properties or assets to any person;

        (v) permit the validity or effectiveness of the Receivables Trust to be supplemented, amended, varied, terminated, postponed or discharged (other than as expressly contemplated herein or in any Supplement); and

        (vi) have an interest in any bank account other than a Trust Account and the bank account in Jersey referred to in Clause 7.13(b)(ii).

(b) the Receivables Trustee hereby covenants in favour of the Beneficiaries that it shall:

        (i) maintain all necessary licences, authorisations and covenants and do all other such things necessary to ensure its continued corporate existence and carry out its obligations under the Relevant Documents to which it is party;

        (ii) unless agreed otherwise by each Transferor Beneficiary in writing, open and maintain a bank account in Jersey in its own name for the purpose of receiving and making payments to be made otherwise than in its capacity as Receivables Trustee (including making payments of Trust Cash Management Fee to the Trust Cash Manager or any Co-Trust Cash Manager); and

        (iii) ensure that all instructions given by or on behalf of the Receivables Trustee for:

              (1)   the transfer of moneys into;

              (2)   the allocation of moneys held in;

              (3)   the transfer of moneys between; or (as the case may be)

              (4)   the distribution of moneys out of

              the Trust Accounts are given in Jersey and that no such transfers, allocations or distributions are made without such instructions first having been given in Jersey with respect to the transfer, allocation or distribution in question.

(c) Save as otherwise provided or as otherwise contemplated in this Deed (including the proviso to Clause 7.11) the Receivables Trustee hereby covenants in favour of the Beneficiaries that it will not exercise any discretion (whether to consent or request or otherwise) vested in it pursuant to the terms of this Deed or the RSA unless it is so directed in accordance with Clause 7.11.

7.14    SUPPLEMENT TO TRUSTEE ACT 1925
The rights, powers, duties and obligations conferred or imposed upon the Receivables Trustee by this Deed shall, unless otherwise specified herein or in any Supplement, be supplemental to any rights, powers, duties and obligations conferred or imposed upon the Receivables Trustee under the law generally and in particular the Trustee Act 1925.

7.15    FEES, COSTS AND EXPENSES OF THE RECEIVABLES TRUSTEE
(a) As full compensation for its duties and activities as Receivables Trustee and as reimbursement for any costs and expenses incurred by it in connection therewith (including, without limitation, amounts in respect of stamp duty (if applicable) but excluding amounts in respect of Trust Cash Management Fee) the Receivables Trustee shall be entitled to be indemnified by the Beneficiaries for such costs and expenses with respect to each Monthly Period, provided that recourse under such indemnity shall be limited solely to the extent of Trust Property allocated to the Beneficiaries, as provided in this Deed and any Supplement, on the related Transfer Date (each such fee and reimbursement of costs and expenses, a "TRUSTEE PAYMENT AMOUNT" and the aggregate of such fees and reimbursement of such costs and expenses payable on a Transfer Date, together with the amount of any Trustee Fee payable on such date in accordance with Clause 7.16, shall be the "AGGREGATE TRUSTEE PAYMENT AMOUNT").

(b) The share of the Aggregate Trustee Payment Amount allocable to and borne by the Investor Beneficiaries of a particular Series with respect to any Monthly Period (the "INVESTOR TRUSTEE PAYMENT") will be determined in accordance with the relevant Supplement.

7.16    TRUSTEE FEE

In consideration of the undertaking and performance by the Receivables Trustee of its fiduciary duties hereunder the Beneficiaries shall pay to the Receivables Trustee a fee of (pound)5,000 per annum (the "TRUSTEE FEE"). The said fee shall be payable in 12 equal instalments on each Transfer Date commencing with the first Transfer Date and, for the purposes of the Relevant Documents, the amount so payable on any Transfer Date shall be included in the Aggregate Trustee Payment amount for the Transfer Date in question.

7.17    LIMITATION
        It is acknowledged that:-

        (a) the Receivables Trustee shall have no power and no duty to carry out (or procure the carrying out of) any of the functions which the Servicer agrees to carry out under the Beneficiaries Servicing Agreement; and

        (b) the Trust Cash Manager and, by its execution of the relevant Accession Notice, any Co-Trust Cash Manager agrees to perform its functions hereunder solely in order to enable the Receivables Trustee to perform its functions hereunder and, for so long as the Receivables Trust continues, neither the Trust Cash Manager nor any Co-Trust Cash Manager shall be obliged or entitled to act on behalf of or on the instructions of the Beneficiaries.

7.18    DISCLOSURE OF INFORMATION
(a) The Receivables Trustee and, by its execution of a Supplement, each Investor Beneficiary agrees not to disclose to any person any information which it receives pursuant to or in connection with any Relevant Document ("RELEVANT INFORMATION") except and only to the extent permitted by applicable law:

        (i) if required in connection with the performance of its duties under such Relevant Document;

        (ii)  if required in order to enforce the rights of any Beneficiary;

        (iii) with the consent of the Transferor and each Additional Transferor, in connection with any security interest any Investor Beneficiary has created or is proposing to create over its beneficial interest in the Receivables Trust in connection with an issue of Related Debt; or

        (iv)  pursuant to any Requirement of Law.

(b) The Receivables Trustee and, by its execution of a Supplement, each Investor Beneficiary agrees to take such measures as shall be reasonably requested by the Transferor or any Additional Transferor, to protect and maintain the security and confidentiality of all Relevant Information and, in connection therewith, shall allow the Transferor and any Additional Transferor to inspect its security and confidentiality arrangements from time to time during normal business hours and upon reasonable notice being given.

(c) If the Receivables Trustee or any Investor Beneficiary is required by any Requirement of Law to disclose any Relevant Information, the Receivables Trustee or such Investor Beneficiary shall provide the Transferor and each Additional Transferor with prompt written notice, unless such notice is prohibited by law, of any such request or requirement. The Receivables Trustee or relevant Investor Beneficiary shall make reasonable efforts to provide the Transferor and each Additional Transferor with written notice no later than five days prior to any such disclosure unless compliance with this requirement would or might breach any law.

8.      TERMINATION OF THE RECEIVABLES TRUST AND PERPETUITY

8.1     TERMINATION OF THE RECEIVABLES TRUST
If the Receivables Trust has not otherwise been dissolved pursuant to Clause 6.3 hereof, on any Business Day on which (i) the Aggregate Investor Interest is reduced to zero, (ii) there are no Finance Charge Collections or other Trust Property allocated to any Beneficiaries other than any Transferor Beneficiary or any Excess Interest Beneficiary and (iii) there is no commitment on the part of any Beneficiary to make contributions to meet payments in respect of the assignment of Receivables to the Receivables Trust, then the Transferor Beneficiaries may jointly by written notice to the Receivables Trustee direct that the Receivables Trust be dissolved.

8.2     TERMINATION RIGHTS OF TRANSFEROR BENEFICIARIES
(a) Following the delivery of a notice of dissolution in the circumstances contemplated in Clause 8.1 and the surrender of the Transferor
        Certificate, the Receivables Trustee shall execute and deliver such instruments of transfer and re-assignment, in each case without recourse, as shall be reasonably requested by each Transferor Beneficiary at the expense of such Transferor Beneficiary, to the extent of its pro rata share, to vest in such Transferor Beneficiary or as it may direct to the extent of such Transferor Beneficiary's pro rata share all right, title and interest of the Receivables Trustee in the Trust Property including Receivables in existence or arising on Designated Accounts, all moneys due or to become due with respect to such Receivables (including all accrued interest theretofore posted as Finance Charge Receivables) and all proceeds of such Receivables and Insurance Proceeds relating to such Receivables and Acquired Interchange (if any) allocable to the Receivables Trust pursuant to any Supplement.

(b) Following the conveyance of the Trust Property to each Transferor Beneficiary or as such Transferor Beneficiary may direct pursuant to this Clause 8.2, the Receivables Trust shall be dissolved.

8.3     PERPETUITY PERIOD
        The perpetuity period for the purposes of this Deed is the period of 80 years from the date hereof.

                                     PART 4

     APPOINTMENT AND DUTIES OF TRUST CASH MANAGER AND CO-TRUST CASH MANAGERS

9.      TRUST CASH MANAGEMENT FUNCTIONS

9.1     ACCEPTANCE OF APPOINTMENT  AND OTHER MATTERS  RELATING TO THE TRUST CASH
        MANAGER
(a) The Receivables Trustee hereby appoints Barclays Bank PLC and Barclays Bank PLC agrees to act as the Trust Cash Manager for the Receivables Trustee under this Deed. By its execution of a Supplement each Investor Beneficiary consents to Barclays Bank PLC acting as Trust Cash Manager.

(b) Any Additional Transferor may, if the relevant Accession Notice so specifies, be appointed by the Receivables Trustee to carry out Trust Cash Management under this Deed (a "CO-TRUST CASH MANAGER") (and by its execution of a Supplement each Investor Beneficiary consents to the appointments of Co-Trust Cash Managers being made in accordance with this Clause 9.1(b)). If any Accession Notice in respect of an Additional Transferor does not specify that such Additional Transferor is to be appointed a Co-Trust Cash Manager then the Trust Cash Manager shall be deemed to be appointed by the Receivables Trustee as cash manager in respect of all cash management functions set out in this Deed as the same apply to such Additional Transferor.

(c)     The Trust Cash Manager shall make the calculations referred to in Clause
        2.2 and Clause 5 of this Deed (and any Co-Trust Cash Manager shall make those of such calculations and perform such functions which it is authorised to make and perform pursuant to the terms of its appointment) for the purpose of enabling the Receivables Trustee to make the allocations referred to herein and shall give such advice as may be necessary to enable the Receivables Trustee to effect all transfers which are to be made, in relation to such calculations and allocations, in accordance with this Deed. The Trust Cash Manager and any Co-Trust Cash Manager shall further undertake any other Trust Cash Management or related functions necessary or desirable to enable the Receivables Trustee to exercise the rights and perform the duties and obligations of the Receivables Trustee under this Deed. In carrying out its duties and obligations under this Deed the Trust Cash Manager and any Co-Trust Cash Manager shall follow such instructions in regard to the exercise of its power and authority as the Receivables Trustee may from time to time direct. Provided that nothing herein shall be taken to constitute the Trust Cash Manager or any Co-Trust Cash Manager as an agent of the Receivables Trustee

        Without limiting the generality of the foregoing, and subject to Clause 11.1, the Trust Cash Manager and (to the extent authorised by the relevant Accession Notice) any Co-Trust Cash Manager is hereby obliged, authorised and empowered:

        (i) to advise the Receivables Trustee to direct the Transferor to make transfers from the Barclaycard Operating Account as set forth in Clause 5.2(a)(i) of this Deed;

        (ii) (unless such power and authority is revoked by the Receivables Trustee on account of the occurrence of a Trust Cash Manager Default pursuant to Clause 11.1) to advise the Receivables Trustee to transfer moneys between the Trust Accounts, and make withdrawals and payments from the Trust Accounts, in accordance with this Deed and any Supplement; and

        (iii) (unless such power and authority is revoked by the Receivables Trustee on account of the occurrence of a Trust Cash Manager Default pursuant to Clause 11.1), to advise the Receivables Trustee in writing, as set forth in this Deed;

        The Receivables Trustee agrees that it shall promptly act in accordance with advice given by the Trust Cash Manager or any Co-Trust Cash Manager to transfer moneys between the Trust Accounts and withdraw and pay funds from any Trust Account and to take any action required under any Enhancement at such time as required under this Deed and any Supplement. The Receivables Trustee shall execute at the Trust Cash Manager's or any Co-Trust Cash Manager's written request such documents prepared by the Transferor and acceptable to the Receivables Trustee as may be reasonably necessary or appropriate to enable the Trust Cash Manager or Co-Trust Cash Manager to carry out its Trust Cash Management duties hereunder.

(d) Without prejudice to the provisions of Clause 6.1(d), in the event that the Transferor is unable for any reason duly to assign Receivables arising on a Designated Account to the Receivables Trustee in accordance with the provisions of the RSA then, in any such event:

        (i) the Trust Cash Manager and/or, if applicable, any Co-Trust Cash Manager shall advise the Receivables Trustee to apply, after the date of the purported assignment, all Principal Collections in respect of Receivables and all amounts which would have constituted Principal Collections which would have been assigned to the Receivables Trustee but for the Transferor's (or as the case may be, any Additional Transferor's) inability duly to assign such Receivables, in accordance with the provisions of the Relevant Documents as though such amounts are Principal Collections;

        (ii) the Trust Cash Manager and/or, if applicable, any Co-Trust Cash Manager shall advise the Receivables Trustee to apply such amounts as Principal Collections on Receivables assigned to the Receivables Trustee in accordance with Clause 5; and

        (iii) for only so long as all Principal Collections and all amounts which would have constituted Principal Collections are applied in accordance with paragraphs (i) and (ii) above, Principal Collections and all amounts which would have constituted Principal Collections but for the Transferor's (or as the case may be, any Additional Transferor's) inability duly to assign Receivables to the Receivables Trustee that are charged-off in accordance with this Deed and the Card Guidelines, shall continue to be applied in accordance with Clause 5 and all Principal Receivables which would have been assigned to the Receivables Trustee but for the Transferor's (or as the case may be, any Additional Transferor's) inability duly to assign Receivables to the Receivables Trustee shall be deemed to be Principal Receivables for the purpose of calculating the applicable Investor Percentage thereunder.

        If the Receivables Trustee is unable pursuant to any Requirement of Law to allocate payments on the Designated Accounts as described above in accordance with the instructions of the Trust Cash Manager or any Co-Trust Cash Manager, as applicable, the Trust Cash Manager or Co-Trust Cash Manager shall, if such Requirement of Law thereafter ceases to prevent such allocation, advise the Receivables Trustee to allocate payments on each Designated Account with respect to the principal balance of such Designated Account first to the oldest principal balance of such Designated Account and to apply such payments as Collections in accordance with Clause 5.

        The parties hereto agree that Finance Charge Receivables (whenever created) accrued in respect of Principal Receivables which have been conveyed to the Receivables Trustee as trustee of the Receivables Trust, or which would have been conveyed to the Receivables Trustee as trustee of the Receivables Trust but for the above described inability duly to assign such Receivables, shall continue to be a part of the Trust Property notwithstanding any cessation of the assignment of additional Principal Receivables to the Receivables Trustee and Collections with respect thereto shall continue to be allocated and paid in accordance with Clause 5.

9.2     TRUST CASH MANAGEMENT FEES
(a) As full compensation for its duties hereunder and as reimbursement for any expense (but not including any part thereof which represents VAT in respect of which it is entitled to repayment or credit from HM Customs & Excise) incurred by it in connection therewith, the Trust Cash Manager and any Co-Trust Cash Manager shall be entitled to receive from the Receivables Trustee (solely to the extent of payments received from the Beneficiaries utilising Trust Property allocated with respect thereto as provided in this Deed and in any Supplement) a trust cash management fee (the "TRUST CASH MANAGEMENT FEE") with respect to each Monthly Period, payable monthly on the related Transfer Date, in an amount equal to the aggregate of the Investor Trust Cash Management Fees and the Transferor Trust Cash Management Fee. The aggregate of the Investor Trust Cash Management Fees for any Monthly Period shall be an amount equal to one-twelfth of the product of (i) the weighted average of the Series Trust Cash Management Fee Percentages with respect to each Applicable Series (based upon the Series Trust Cash Management Fee Percentage for each Series and the Investor Interests (or such other amount as specified in the related Supplement) of such Series, in each case as of the last day of such Monthly Period (or as otherwise provided in the related Supplement) and (ii) the average daily aggregate Outstanding Face Amount of Principal Receivables during such Monthly Period. Any amount payable under this Clause 9.2(a) shall be inclusive of VAT thereon, if applicable, and the application of section 89 of the Value Added Tax Act 1994 shall be excluded in relation thereto. Any Co-Trust Cash Manager shall be entitled to such portion of the Trust Cash Management Fee as shall be specified in the relevant Accession Notice pursuant to which such Co-Trust Cash Manager is appointed.

(b) The share of the Trust Cash Management Fee payable by the Receivables Trustee to the Trust Cash Manager and any Co-Trust Cash Manager which is to be met by the Receivables Trustee from payments made by the Investor Beneficiaries of a particular Series to the Receivables Trustee with respect to each Monthly Period (the "INVESTOR TRUST CASH MANAGEMENT FEE" with respect to such Series) will each determined in accordance with the relevant Supplement.

(c) The portion of the Trust Cash Management Fee (the "TRANSFEROR TRUST CASH MANAGEMENT FEE") with respect to any Monthly Period not to be met by the Receivables Trustee from payments made by the Investor Beneficiaries of a particular Series pursuant to any related Supplement shall be paid to the Receivables Trustee by each Transferor Beneficiary to the extent of its pro rata share from the Transferor Finance Charge Amount and Transferor Acquired Interchange Amount or other Trust Property allocable to such Transferor Beneficiary on the related Transfer Date. In no event shall the Investor Beneficiaries of any Series be liable to the Trust Cash Manager or any Co-Trust Cash Manager for the share of the Trust Cash Management Fee with respect to any Monthly Period to be met by the Receivables Trustee from payments to be made by any Transferor Beneficiary from Trust Property allocated to such Transferor Beneficiary PROVIDED, HOWEVER, that the amount of Transferor Trust Cash Management Fee to be paid to the Receivables Trustee by the Transferor Beneficiaries in any Monthly Period shall not exceed the aggregate amount of the Transferor Finance Charge Amount and Transferor Acquired Interchange Amount for such Monthly Period.

(d) It is a condition of the Receivables Trust (which by the execution of a supplement by a Beneficiary, such Beneficiary consents and confirms) that each Beneficiary of the Receivables Trust undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will pay to the Receivables Trustee the share of the Trust Cash Management Fee payable by the Receivables Trustee to the Trust Cash Manager and any Co-Trust Cash Manager pursuant to Clause 9.2(a) which is to be met by the Receivables Trustee from payments to be made by such Beneficiary to the Receivables Trustee as calculated and specified in such Supplement.

9.3 REPRESENTATIONS AND WARRANTIES OF THE TRUST CASH MANAGER AND CO-TRUST CASH MANAGERS
        (i)   Barclays  Bank PLC, as initial  Trust Cash Manager  hereby  makes,
              (ii) any Co-Trust Cash Manager, by its appointment pursuant to the relevant Accession Notice, shall be deemed to make, and (iii) any Successor Trust Cash Manager by its appointment hereunder shall make, (in the case of (ii) and (iii) with appropriate modifications to Clause 9.3(a) to reflect the Co-Trust Cash Manager's or Successor Trust Cash Manager's organisation), the following representations and warranties on which the Receivables Trustee has relied in appointing Barclays Bank PLC as the initial Trust Cash Manager and, whenever appropriate, any Co-Trust Cash Manager or Successor Trust Cash Manager.

(a) ORGANISATION It is a corporation duly incorporated under the laws of England with full corporate power, authority and legal right to own its assets and conduct its business as such assets are presently owned and its business as presently conducted and with power to enter into the Relevant Documents and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution of each Relevant Document and its performance of its obligations thereunder has been duly taken.

(b) DUE AUTHORIZATION All acts, conditions and things required to be done, fulfilled and performed in order (i) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each Relevant Document, (ii) to ensure that the obligations expressed to be assumed by it in each Relevant
       Document are legal, valid and binding on it and (iii) to make each Relevant Document and each such assignment admissible in evidence in England have been done, fulfilled and performed save for the payment of stamp duty in the United Kingdom in respect of any such assignment under any applicable law.

(c) NO VIOLATION The execution and delivery of each Relevant Document by the Trust Cash Manager or Co-Trust Cash Manager, as the case may be, and the exercise of its rights and the performance of its obligations thereunder will not conflict with or violate any Requirement of Law.

(d) BINDING OBLIGATION The obligations expressly to be assumed by it in each Relevant Document are legal and valid obligations binding on it and enforceable against it in accordance with its terms, subject to applicable bankruptcy laws, other similar laws affecting creditors' rights, general equitable principles and other limitations on enforcement in the jurisdiction of the Obligor.

(e) NO PROCEEDINGS There are no proceedings or investigations pending or, to the best of its knowledge threatened against it before any court, regulatory body, arbitral tribunal or public or administrative body or agency (i) asserting the invalidity of any Relevant Document; (ii) seeking to prevent the entering into of any of the transactions contemplated by any Relevant Document; (iii) seeking any determination or ruling that, in the reasonable opinion of the Trust Cash Manager or Co-Trust Cash Manager, as the case may be, would materially and adversely affect the performance by it of its obligations under any Relevant Document; or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Relevant Document.

(f) NO CONFLICT The execution and delivery of each Relevant Document and the exercise by the Trust Cash Manager or Co-Trust Cash Manager, as the case may be, of its rights and the performance of its obligations thereunder will not conflict with, result in any breach of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any agreement, indenture, contract, mortgage, trust deed or other instrument to which it is a party or by which it or any of its assets is otherwise bound.

9.4     COMPLIANCE WITH REQUIREMENTS OF LAW
The Trust Cash Manager and any Co-Trust Cash Manager shall maintain any qualifications or consents required under Requirements of Law for it to carry out its duties as Trust Cash Manager or Co-Trust Cash Manager under this Deed, the failure to comply with which would have a Material Adverse Effect on the interests of the Receivables Trustee, any Investor Beneficiary or any Enhancement Provider.

9.5     REPORTS AND RECORDS FOR THE RECEIVABLES TRUSTEE
(a)     DAILY REPORTS:

        On each Business Day, the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, shall prepare and make available, with reasonable prior notice, at the office of the Trust Cash Manager or, if applicable, the Co-Trust Cash Manager for inspection by the Receivables Trustee or its agents during normal business hours, a record (a "DAILY REPORT") with respect to the preceding Date of Processing setting out.

        (i) the aggregate amount of Collections representing Trust Property processed by the Trust Cash Manager or, if applicable, Co-Trust Cash Manager, on such Date of Processing;

        (ii) the aggregate amount of Collections representing Trust Property to be transferred (or to be distributed pursuant to Clause 5.2(a)(ii)) with respect to such Date of Processing on a Relevant Date pursuant to Clause 5.2(a)(i) from the Barclaycard Operating Account and any Additional Transferor Operating Account to the Trustee Collection Account;

        (iii) the aggregate amount of such Collections  referred to in paragraph
              (ii) which will be allocated pursuant to Clause 5.2(b), (A) to the Trustee Collection Account (to be recorded in the Principal Collections Ledger), (B) to repay Incorrect Payments in respect of Finance Charge Receivables, (C) to the Trustee Collection Account (to be recorded in the Finance Charge Collections Ledger) and (D) as Ineligible Collections;

        (iv) the aggregate amount to be transferred from the Trustee Collection Account to the Trustee Acquisition Account with respect to such Date of Processing on a Relevant Date pursuant to Clause 5.2(b)(iii) and 5.2(b)(iv) (and the corresponding adjustment made to the Principal Collections Ledger);

        (v) the aggregate amount to be transferred from the Trustee Acquisition Account to the Barclaycard Proceeds Account and any Additional Transferor Proceeds Account with respect to such Date of Processing on a Relevant Date by way of Purchase Price for Receivables pursuant to Clause 5.2(c)(i) and 5.2(c)(ii);

        (vi) the aggregate amount to be transferred from the Trustee Acquisition Account to the Barclaycard Proceeds Account and any Additional Transferor Proceeds Account with respect to such Date of Processing on a Relevant Date in respect of Investor Cash Available for Acquisition required to be applied to the

              Transferor Interest in the Eligible Receivables Pool pursuant to Clause 5.2(c)(iii); and

        (vii) after taking into account (i) to (vi) above, (aa) the aggregate amount of the Eligible Receivables Pool; (bb) the Aggregate Investor Interest; (cc) the Transferor Interest and (dd) the aggregate amount of the Ineligible Receivables Pool, in each case at the close of business on such Date of Processing.

(b)     MONTHLY TRUST CASH MANAGER'S REPORT

        Unless otherwise stated in the related Supplement with respect to any Series, on or before each Transfer Date the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, shall forward to the Receivables Trustee, any Enhancement Provider and each Rating Agency, a report (a "MONTHLY TRUST CASH MANAGER'S REPORT") of a Authorised Officer setting out with respect to the preceding Monthly Period:

        (i) the aggregate amount of Collections representing Trust Property processed;

        (ii) the aggregate amount of the applicable Investor Percentage of Collections of Principal Receivables processed by the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, pursuant to Clause 5 with respect to each Applicable Series;

        (iii) the aggregate amount of the applicable Investor Percentage of Collections of Finance Charge Receivables processed by the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, pursuant to Clause 5 with respect to each Applicable Series;

        (iv) the aggregate amount of Principal Receivables which are Eligible Receivables and Finance Charge Receivables processed as of the end of the last day of the preceding Monthly Period;

        (v) the balance on deposit in each of the Trust Accounts with respect to Collections representing Trust Property processed by the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager;

        (vi) the aggregate amount, if any, of withdrawals, drawings or payments under any Enhancement, if any, for each Series required to be made in the manner provided in the related Supplement;

        (vii) the sum of all amounts allocated to the Investor Beneficiaries of each Series (or for a Series with more than one Class of Investor Beneficiaries, each such Class) on such Transfer Date to be utilised to meet their obligations to pay principal and interest with regard to Related Debt on the immediately succeeding Distribution Date or on a later Distribution Date (as specified in a related Supplement);

       (viii) the sum of all amounts paid and payable to each Transferor Beneficiary;

        (ix) the sum of all amounts payable to the Trust Cash Manager or any Co-Trust Cash Manager by way of Investor Trust Cash Management Fee;

        (x) the sum of all amounts paid or payable to each Excess Interest Beneficiary; and

        (xi)  such other matters are set out in Exhibit B.

The Monthly Trust Cash Manager's Report shall be substantially in the form of Exhibit B to this Deed, with such changes as the Trust Cash Manager or, if applicable, Co-Trust Cash Manager, may reasonably determine to be necessary or desirable or as it may agree from time to time with the Rating Agencies; PROVIDED, HOWEVER, that no such changes shall serve to exclude information required by the Deed or any Supplement.

9.6     ANNUAL TRUST CASH MANAGER'S REPORT
On or before 28 February of each calendar year following the execution of this Deed, the Trust Cash Manager, or if applicable any Co-Trust Cash Manager, will deliver to the Receivables Trustee, any Enhancement Provider and each Rating Agency, an Annual Trust Cash Manager's Report substantially in the form of Exhibit C stating that (a) a review of the activities of the Trust Cash Manager and, if applicable, any Co-Trust Cash Manager during the twelve-month period ending 31 December of such year, or for the initial period, from the Initial Closing Date until 31 December 1999 and of its performance under the Deed was made under the supervision of the officer signing such report and (b) to the best of such officer's knowledge, based on such review, the Trust Cash Manager and any Co-Trust Cash Manager has fully performed all its obligations under this Deed throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such report may be obtained by any Investor Beneficiary by request in writing to the Receivables Trustee pursuant to Clause 12.5(b)(ii).

9.7     NOTICES TO BARCLAYS BANK PLC
In the event that Barclays Bank PLC and, if applicable, any Additional Transferor appointed as a Co-Trust Cash Manager are no longer respectively acting as Trust Cash Manager and Co-Trust Cash Manager, any Successor Trust Cash Manager appointed pursuant to Clause 11.3 shall deliver or make available to the Transferor each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Clauses 9.5 and 9.6.

10.     OTHER  MATTERS  RELATING TO THE TRUST CASH MANAGER AND ANY CO-TRUST CASH
        MANAGER

10.1    LIABILITY OF THE TRUST CASH MANAGER AND ANY CO-TRUST CASH MANAGER
The Trust Cash Manager and any Co-Trust Cash Manager shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Trust Cash Manager or Co-Trust Cash Manager in such capacity herein.

10.2 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE TRUST CASH MANAGER OR ANY CO-TRUST CASH MANAGER
Neither the Trust Cash Manager nor any Co-Trust Cash Manager shall consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any person, unless:

(a)     the  corporation  formed by such  consolidation  or into which the Trust
        Cash Manager or Co-Trust Cash Manager is merged or the person which acquires by conveyance or transfer the properties and assets of the Trust Cash Manager or Co-Trust Cash Manager substantially as an entirety, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Receivables Trustee in a form reasonably satisfactory to the Receivables Trustee, the performance of the obligations of the Trust Cash Manager or Co-Trust Cash Manager hereunder (to the extent that any right, covenant or obligation of the Trust Cash Manager or Co-Trust Cash Manager, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

(b) the Trust Cash Manager or Co-Trust Cash Manager shall have delivered to the Receivables Trustee:

        (i) an Officer's Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Clause 10.2 and that all documentation referred to in (a) above and any conditions precedent specified in such documentation relating to such transaction have been complied with; and

        (ii) an Opinion of Counsel that such supplemental agreement is legal, valid, binding and enforceable with respect to the Trust Cash Manager or Co-Trust Cash Manager;

(c) the Trust Cash Manager or Co-Trust Cash Manager shall have delivered notice to each Rating Agency of such consolidation, merger, conveyance or transfer.

10.3 LIMITATION ON LIABILITY OF THE TRUST CASH MANAGER, ANY CO-TRUST CASH MANAGER AND OTHERS
(a) The directors, officers, employees or agents of the Trust Cash Manager or any Co-Trust Cash Manager shall not be under any liability to the Receivables Trust, the Receivables Trustee, the Investor Beneficiaries, any Enhancement Provider or any other person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Deed and any Supplement PROVIDED, HOWEVER, that this provision shall not protect the directors, officers, employees and agents of the Trust Cash Manager or Co-Trust Cash Manager against any liability which would otherwise be imposed by reason of wilful default, bad faith or gross negligence in the performance of duties hereunder.

(b) Except as provided in Clause 10.4 with respect to the Receivables Trust and the Receivables Trustee and its agents, neither the Trust Cash Manager nor any Co-Trust Cash Manager shall be under any liability to the Receivables Trust, the Receivables Trustee and its agents, the Investor Beneficiaries, or any other person for any action in its capacity as Trust Cash Manager or Co-Trust Cash Manager pursuant to this Deed or any Supplement, PROVIDED, HOWEVER, that this provision shall not protect the Trust Cash Manager or Co-Trust Cash Manager against any liability which would otherwise be imposed by reason of wilful default, bad faith or gross negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties hereunder or under any Supplement.

(c) The Trust Cash Manager and any Co-Trust Cash Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising hereunder.

10.4 TRUST CASH MANAGER AND CO-TRUST CASH MANAGER INDEMNIFICATION OF THE RECEIVABLES TRUST AND THE RECEIVABLES TRUSTEE
The Trust Cash Manager and any Co-Trust Cash Manager shall indemnify and hold harmless the Receivables Trustee and its agents, for and against any reasonable loss, liability, expense, damage or injury suffered or sustained by reason of any fraud, wilful misconduct or grossly negligent acts or omissions of the Trust Cash Manager or Co-Trust Cash Manager, in its capacity as Trust Cash Manager or Co-Trust Cash Manager, as the case may be, with respect to activities of the Receivables Trustee pursuant to this Deed or any Supplement, including, but not limited to any judgment, award, settlement, reasonable legal fees and other costs or expenses properly incurred in connection with the defence of any actual or threatened action, proceeding or claim PROVIDED, HOWEVER, that the Trust Cash Manager or Co-Trust Cash Manager shall not:

       (i) indemnify the Receivables Trustee if such acts, omissions or alleged acts or omissions constitute or are caused by fraud, negligence, or wilful misconduct by the Receivables Trustee or its agents;

       (ii) indemnify the Receivables Trust or any Investor Beneficiary for any liabilities, costs or expenses of the Receivables Trust with respect to any action taken by the Receivables Trustee at the request of any Investor Beneficiary or any Series to which it belongs;

       (iii) indemnify the Receivables Trust, the Receivables Trustee or, any Investor Beneficiary for any losses, claims or damages incurred by any of them in their capacity as Beneficiaries of the Receivables Trust; and

       (iv) indemnify the Receivables Trust, the Receivables Trustee or any Investor Beneficiary for any liabilities, costs or expenses of the Receivables Trust, the Receivables Trustee or the Investor Beneficiaries arising under any Tax law (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Receivables Trust, the Receivables Trustee or the Investor Beneficiaries in connection herewith to any taxing authority.

Any such indemnification shall be payable by the Trust Cash Manager or Co-Trust Cash Manager itself and not be payable from the Trust Property of the Receivables Trust. The provision of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

10.5     THE TRUST CASH MANAGER AND ANY CO-TRUST CASH MANAGER NOT TO RESIGN
The Trust Cash Manager shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under any Requirement of Law and (ii) there is no reasonable action which the Trust Cash Manager could take to make the performance of its duties hereunder permissible under any Requirement of Law. Any such determination permitting the resignation of the Trust Cash Manager shall be evidenced as to sub-paragraph (i) above by an Opinion of Counsel and as to sub-paragraph (ii) by an Officer's Certificate, each to such effect delivered to the Investor Beneficiaries (by delivery to the Receivables Trustee). No such resignation shall become effective until a Successor Trust Cash Manager shall have assumed the responsibilities and obligations of the Trust Cash Manager in accordance with Clause 11.3 hereof. Any Co-Trust Cash Manager shall not resign except either (i) in the circumstances and subject to the requirements set out above with respect to the Trust Cash Manager or (ii) where the obligations of such Co-Trust Cash Manager are wholly assumed from the time of such resignation by the Trust Cash Manager.

10.6    DELEGATION OF DUTIES
In the ordinary course of business, the Trust Cash Manager and any Co-Trust Cash Manager may at any time delegate any duties hereunder to any person who agrees to conduct such duties, if applicable in accordance with the Card Guidelines. Any such delegations shall not relieve the Trust Cash Manager or such Co-Trust Cash Manager of its liabilities and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Clause 10.5 hereof. If any such delegation is to a party other than Barclays Bank PLC or any Affiliate thereof notification thereof shall be given to each Rating Agency.

11.     TRUST CASH MANAGER DEFAULTS

11.1    TRUST CASH MANAGER DEFAULTS
If any one of the following events (a "TRUST CASH MANAGER DEFAULT") shall occur and be continuing:

(a) any failure by the Trust Cash Manager or any Co-Trust Cash Manager to give advice or notice to the Receivables Trustee pursuant to an agreed schedule of collections and allocations or to advise the Receivables Trustee to make any required drawing, withdrawal, or payment pursuant to the Relevant Documents on or before the date occurring five Business Days after the date such payment, transfer, deposit, withdrawal or drawing or such advice or notice is required to be made or given, as the case may be, under the terms of this Deed or any Relevant Document;

(b) failure on the part of the Trust Cash Manager or any Co-Trust Cash Manager duly to observe or perform in any respect any other covenants or agreements of the Trust Cash Manager or Co-Trust Cash Manager set forth in this Deed or any Relevant Document which has a Material Adverse Effect on the interests of the Investor Beneficiaries of any Applicable Series and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Trust Cash Manager or relevant Co-Trust Cash Manager by the Receivables Trustee, or to the Trust Cash Manager or relevant Co-Trust Cash Manager and the Receivables Trustee by an Investor Beneficiary or Investor Beneficiaries representing in aggregate more than one-half of the Investor Interests of any Applicable Series adversely affected thereby and continues to have a Material Adverse Effect on the interests of an Investor Beneficiary of any Applicable Series for such period;

(c) delegation by the Trust Cash Manager or any Co-Trust Cash Manager of its duties under this Deed to any other entity, except as permitted by Clause 10.6;

(d) any relevant representation, warranty or certification made by the Trust Cash Manager or Co-Trust Cash Manager in this Deed or in any certificate delivered pursuant hereto proves to have been incorrect when made, which has a Material Adverse Effect on the interests of the Investor Beneficiaries of any Applicable Series and continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Trust Cash Manager or relevant Co-Trust Cash Manager by the Receivables Trustee or to the Trust Cash Manager or relevant Co-Trust Cash Manager and the Receivables Trustee by an Investor Beneficiary or Investor Beneficiaries representing in aggregate more than one-half of the aggregate Investor Interests of any Applicable Series adversely affected thereby and continues to have a Material Adverse Effect on the interests of an Investor Beneficiary of any Applicable Series affected for such period;

(e) the Trust Cash Manager or any Co-Trust Cash Manager shall consent to or take any corporate action relating to the appointment of a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets or an order of the court is made for its winding-up, dissolution, administration or re-organisation (except for a solvent re-organisation) and such order shall have remained in force undischarged or unstayed for a period of 60 days or a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all of its revenues and assets is legally and validly appointed; or

(f) a duly authorised officer of the Trust Cash Manager or any Co-Trust Cash Manager shall admit in writing that the Trust Cash Manager or relevant Co-Trust Cash Manager is unable to pay its debts as they fall due within the meaning of Section 123(1) of the Insolvency Act 1986 or the Trust Cash Manager or relevant Co-Trust Cash Manager makes a general assignment for the benefit of or a composition with its creditors or voluntarily suspends payment of its obligations with a view to the general readjustment or rescheduling of its indebtedness;

then so long as such Trust Cash Manager Default shall not have been remedied, either the Receivables Trustee at the direction of the Investor Beneficiaries or Investor Beneficiaries representing in aggregate more than 662/3% of the Aggregate Investor Interest, by notice then given in writing to the Trust Cash Manager and any Co-Trust Cash Managers (and to the Receivables Trustee if given by the Investor Beneficiaries) (a "TERMINATION NOTICE"), may terminate all of the rights and obligations of the Trust Cash Manager and any Co-Trust Cash Managers as Trust Cash Manager and Co-Trust Cash Managers respectively under this Deed. For the avoidance of doubt, any Termination Notice given in accordance with this Clause 11.1 shall terminate the appointment of both the Trust Cash Manager and any Co-Trust Cash Manager regardless of which entity was the subject of the Trust Cash Manager Default.

Notwithstanding the foregoing, a delay in or failure of performance referred to in paragraph (a) above for a period of 10 Business Days or under paragraph (b),
(c) or (d) for a period of 60 Business Days, shall not constitute a Trust Cash Manager Default if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Trust Cash Manager or relevant Co-Trust Cash Manager and such delay or failure was caused by an act of God, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power cuts or similar causes. The preceding sentence shall not relieve the Trust Cash Manager or any Co-Trust Cash Manager from using reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Deed and any relevant agreement and the Trust Cash Manager or relevant Co-Trust Cash Manager shall provide the Receivables Trustee, any Enhancement Provider, the Transferor and each Investor Beneficiary with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

11.2    EFFECT OF TERMINATION NOTICE

(a) After receipt by the Trust Cash Manager or relevant Co-Trust Cash Manager of a Termination Notice pursuant to Clause 11.1, and on the date that a Successor Trust Cash Manager shall have been appointed by the Receivables Trustee pursuant to Clause 11.3, all authority and power of the Trust Cash Manager and any Co-Trust Cash Managers under this Deed shall pass to and be vested in a Successor Trust Cash

        Manager and, without limitation, the Receivables Trustee is hereby appointed, authorised and empowered (upon the failure of the Trust Cash Manager or any Co-Trust Cash Manager to cooperate in a timely manner) in order to secure the performance of the Trust Cash Manager or relevant Co-Trust Cash Manager in so doing to execute and deliver, on behalf of the Trust Cash Manager or relevant Co-Trust Cash Manager, as its attorney, all documents, records and other instruments upon the failure of the Trust Cash Manager or relevant Co-Trust Cash Manager to execute or deliver such documents, records or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of such Trust Cash Manager or Co-Trust Cash Manager's rights and obligations;

(b) The Trust Cash Manager and any Co-Trust Cash Manager agrees to use all reasonable efforts and cooperate with the Receivables Trustee and such Successor Trust Cash Manager in effecting the termination of the responsibilities and rights of the Trust Cash Manager and any Co-Trust Cash Manager to conduct Trust Cash Management hereunder including, without limitation, the transfer to such Successor Trust Cash Manager of all authority of the Trust Cash Manager or Co-Trust Cash Manager to carry out Trust Cash Management functions in relation to the Receivables as provided for under this Deed.

(c) The Trust Cash Manager and any Co-Trust Cash Manager shall promptly transfer its electronic records or electronic copies thereof relating to the Receivables to the Successor Trust Cash Manager in such electronic form as the Successor Trust Cash Manager may reasonably request and shall promptly transfer to the Successor Trust Cash Manager all other records, correspondence and documents necessary for the Successor Trust Cash Manager to carry out Trust Cash Management in relation to the Receivables in the manner and at such times as the Successor Trust Cash Manager shall reasonably request.

(d) To the extent that compliance with this Clause 11.2 shall require the Trust Cash Manager or any Co-Trust Cash Manager to disclose to the Successor Trust Cash Manager information of any kind which the Trust Cash Manager or Co-Trust Cash Manager reasonably deems to be confidential, the Successor Trust Cash Manager shall be required to enter into such customary licensing and confidentiality agreements as the Trust Cash Manager or Co-Trust Cash Manager shall reasonably deem necessary to protect its interests.

(e) The Trust Cash Manager and any Co-Trust Cash Manager shall, on the date of any transfer of its Trust Cash Management functions under this Deed, transfer all of its rights and obligations under any Enhancement with respect to any Beneficiaries to the Successor Trust Cash Manager.

(f) Upon the termination of the appointment of the Trust Cash Manager and any Co-Trust Cash Manager pursuant to this Clause 11.2, any amounts in respect of Collections of Receivables constituting Trust Property and any other Trust Property in the possession of the Trust Cash Manager or Co-Trust Cash Manager (or coming into the possession of the Trust Cash Manager or Co-Trust Cash Manager at any time thereafter) shall be held on trust by the Trust Cash Manager or Co-Trust Cash Manager, as applicable, for and to the order of the Receivables Trustee.

11.3    RECEIVABLES TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR
(a) On and after the receipt by the Trust Cash Manager and any Co-Trust Cash Manager of a Termination Notice pursuant to Clause 11.1, the Trust Cash Manager and any Co-Trust Cash Manager shall continue to perform their respective Trust Cash Management functions under this Deed until the date specified in the Termination Notice or otherwise specified by the Receivables Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Receivables Trustee, until a date mutually agreed upon by the Trust Cash Manager, any Co-Trust Cash Manager and Receivables Trustee. The Receivables Trustee shall notify each Rating Agency of such removal of the Trust Cash Manager and any Co-Trust Cash Managers. The Receivables Trustee shall, as promptly as possible after the giving of a Termination Notice, appoint a successor Trust Cash Manager (the "SUCCESSOR TRUST CASH MANAGER") which shall at the time of its appointment as Successor Trust Cash Manager be an Eligible Trust Cash Manager, and such Successor Trust Cash Manager shall accept its appointment by a written assumption in a form acceptable to the Receivables Trustee.

(b) Upon its appointment, the Successor Trust Cash Manager shall be the successor in all respects to the Trust Cash Manager and any Co-Trust Cash Managers with respect to Trust Cash Management functions under this Deed and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Trust Cash Manager or any Co-Trust Cash Manager by the terms and provisions hereof or any relevant Accession Notice, and all references in this Deed to the Trust Cash Manager and any Co-Trust Cash Manager shall be deemed to refer to the Successor Trust Cash Manager. Any Successor Trust Cash Manager, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of each agreement relating to Enhancement.

(c) In connection with such appointment and assumption, the Receivables Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Trust Cash Manager out of Collections, as it and such Successor Trust Cash Manager shall agree PROVIDED, HOWEVER, that no such compensation shall be in excess of the Trust Cash Management Fee permitted to the Trust Cash Manager and any Co-Trust Cash Managers pursuant to Clause 9.2.

(d) All authority and power granted to the Successor Trust Cash Manager under this Deed shall automatically cease and terminate upon dissolution of the Receivables Trust pursuant to Clause 6.3 or Clause 8.1 and shall pass to and be vested in Barclays Bank PLC and, without limitation, Barclays Bank PLC is hereby appointed, authorised and empowered to execute and deliver, on behalf of the Successor Trust Cash Manager, as its attorney, in order to secure the performance of the Successor Trust Cash Manager of the matters, referred to in the next paragraph, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of rights in relation to the Trust Cash Manager and any Co-Trust Cash Managers.

        The Successor Trust Cash Manager agrees to cooperate with Barclays Bank PLC in effecting the termination of the responsibilities and rights of the Successor Trust Cash Manager to carry out Trust Cash Management functions in relation to the Receivables constituting Trust Property. The Successor Trust Cash Manager shall transfer its electronic records relating to the Receivables constituting Trust Property to Barclays Bank PLC in such electronic form as Barclays Bank PLC may reasonably request and shall transfer all other records, correspondence and documents to Barclays Bank PLC in the manner and at such times as Barclays Bank PLC shall reasonably request. To the extent that compliance with this Clause
        11.3 shall require the Successor Trust Cash Manager to disclose to Barclays Bank PLC information of any kind which the Successor Trust Cash Manager deems to be confidential, Barclays Bank PLC shall be required to enter into such customary licensing and confidentiality agreements as the Successor Trust Cash Manager shall reasonably deem necessary to protect its interest.

11.4    NOTIFICATION OF TRUST CASH MANAGER DEFAULT
Within two Business Days after the Trust Cash Manager or any Co-Trust Cash Manager becomes aware of any Trust Cash Manager Default, the Trust Cash Manager or relevant Co-Trust Cash Manager, as the case may be, shall give prompt written notice thereof to the Receivables Trustee, each Investor Beneficiary, each Rating Agency and any Enhancement Provider. Upon any termination or appointment of a Successor Trust Cash Manager pursuant to this Clause 11 the Receivables Trustee shall give prompt written notice thereof to each Investor Beneficiary at their respective addresses appearing in the Trust Certificate Register.

11.5    WAIVER OF PAST DEFAULTS
Any Beneficiary which is adversely affected by any default by the Trust Cash Manager or any Co-Trust Cash Manager or the Transferor or any Additional Transferor may, with the prior written consent of all the other Beneficiaries, instruct the Receivables Trustee to waive in writing any default by the Trust Cash Manager, any Co-Trust Cash Manager, the Transferor or any Additional Transferor in the performance of its obligations hereunder or in any Relevant Document and its consequences, except a default which results directly in a failure by the Receivables Trustee to make any required deposits or distributions of Finance Charge Collections or Principal Collections relating to such Series pursuant to Clause 5. Upon any such waiver of a past default, such default shall be deemed not to have occurred. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                     PART 5

                                  MISCELLANEOUS

12.     MISCELLANEOUS PROVISIONS

12.1    ACKNOWLEDGEMENT REGARDING PAYMENTS
Each of the Receivables Trustee and the Transferor Beneficiary acknowledge and confirm that Barclays Bank PLC shall apply any amounts due from the Receivables Trustee to it in its capacity (i) as Transferor of the Receivables; and (ii) as a Transferor Beneficiary of the Receivables Trust in or towards satisfaction of any amounts then due to the Receivables Trustee from it in its capacity (i) as Transferor of the Receivables; and (ii) as a Transferor Beneficiary of the Receivables Trust, respectively. As a consequence of the foregoing it is acknowledged and confirmed that as between Barclays Bank PLC as a Transferor Beneficiary and the Receivables Trustee only net payments will be made to the relevant parties.

12.2    ADDITIONAL TRANSFEROR PAYMENTS
The provisions of Clause 12.1 shall apply mutatis mutandis as between the Receivables Trustee and each Additional Transferor in its capacity as Additional Transferor of the Receivables and as a Transferor Beneficiary.

12.3    AMENDMENT
(a) This Deed may (i) be amended in writing from time to time by (insofar as it relates to any of the provisions of this Deed) the Trust Cash Manager, any Co-Trust Cash Manager each Transferor Beneficiary and the Receivables Trustee, only with the prior written consent of each person who is a Beneficiary at the time of such amendment and (ii) be amended in writing from time to time by (insofar as it relates to the provisions of the Receivables Trust) the Receivables Trustee at the direction jointly of each Transferor Beneficiary and with the prior written consent of each person who is a Beneficiary at the time of such amendment:

        (A) at any time, PROVIDED, HOWEVER, that each Rating Agency shall have notified each Transferor Beneficiary, the Trust Cash Manager, any Co-Trust Cash Manager and the Receivables Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Related Debt (and in relation to which it is a Rating Agency);

        (B) to provide for additional Enhancement or substitute Enhancement with respect to a Series (so long as the amount of such substitute Enhancement, unless otherwise provided in any related Supplement, is equal to the original Enhancement for such Series); and

        (C) to change the definition of Eligible Account or Eligible Receivable, PROVIDED, HOWEVER that any such change shall have no effect in relation to any Receivables which shall have been acquired by the Receivables Trustee before such change takes effect and PROVIDED, THAT such action shall not, in the reasonable belief of each Transferor Beneficiary, as evidenced by an Officer's Certificate, have a Material Adverse Effect on the interests of any Investor Beneficiary, PROVIDED, FURTHER, however that each Rating Agency shall have notified each Transferor Beneficiary, the Trust Cash Manager, any Co-Trust Cash Manager and the Receivables Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Related Debt (and in relation to which it is a Rating Agency).

(b) This Deed or any Supplement may also be amended in writing from time to time by the Trust Cash Manager, any Co-Trust Cash Manager, each Transferor Beneficiary and the Receivables Trustee, in each case with the prior written consent of all of the Beneficiaries, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Deed or any Supplement or modifying in any manner the rights of any Investor Beneficiary in any Applicable Series. The Receivables Trustee may, but shall not be obliged to, enter into any such amendment which affects the Receivables Trustee's rights, duties or immunities under this Deed or otherwise.

(c) Promptly after the execution of any such amendment (other than an amendment pursuant to paragraph (a)), the Receivables Trustee shall furnish notification of the substance of such amendment to each Applicable Series adversely affected and to each Rating Agency providing a rating for any Related Debt outstanding in respect of such Applicable Series.

(d) Without prejudice to any of the foregoing requirements for consent the manner of obtaining such consents and of evidencing the authorisation of the execution thereof by any Investor Beneficiaries shall be as prescribed from time to time by the Receivables Trustee.

(e) Any Supplement executed and delivered pursuant to Clause 4.3, shall not be considered an amendment to this Deed for the purpose of Clause 12.3(a) and (b).

12.4    GOVERNING LAW AND JURISDICTION
(a)     GOVERNING LAW

        This Deed (and the Receivables Trust constituted hereby) shall be governed by, and construed in accordance with the laws of England without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder (including the immunities and standard of care of the Receivables Trustee in the administration of the Receivables Trust hereunder) shall be determined in accordance with such laws.

(b)     JURISDICTION

        (i) Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed, and for such purposes, irrevocably submit to the exclusive jurisdiction of such courts.

        (ii) Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England referred to in Clause 12.4(b)(i) being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and agrees not to claim that any such court is not a convenient or appropriate forum.

        (iii) Each party hereto (if it is not incorporated in England) irrevocably appoints the person specified against its name on the execution pages hereof (or, in the case of a successor Receivables Trustee or a Successor Trust Cash Manager the document appointing such successor Receivables Trustee or Successor Trust Cash Manager, as the case may be,) to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Deed maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

12.5    NOTICES
(a) Unless otherwise stated herein, each communication or notice to be made hereunder shall be made in writing and may be made by telex, facsimile or letter.

(b) Any communication, notice or document to be made or delivered by any one person to another pursuant to this Deed shall (unless that other person has by fifteen days' written notice to the other parties hereto specified another address) be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when despatched and confirmation of transmission received by the sending machine (in the case of any communication made by facsimile) or (in the case of any communication made by telex) when dispatched and the appropriate answerback or identification symbol has been received by the sender or (in the case of any communications made by letter) when left at that address or (as the case may be) ten days after being deposited in the post, postage prepaid, in an envelope addressed to it at that address PROVIDED, HOWEVER, that each facsimile or telex communication made by one party to another shall be made to that other person at the facsimile or telex number notified to such party by that other person from time to time;

        (i) in the case of the Transferor Beneficiary, the Excess Interest Beneficiary and the Trust Cash Manager, to Barclaycard, Barclays Bank PLC, 1234 Pavillion Drive, Northampton NN4 7SG, Attention:
              Timothy Gaffney, facsimile number: (01604) 253 163, with a copy to
              Attention:  Group General Counsel,  facsimile  number:  (0171) 699
              4036);

        (ii)  in the case of the  Receivables  Trustee at an address for service
              in  London  at  c/o  Clifford  Chance  Secretaries   Limited,  200
              Aldersgate Street, London EC1A 4JJ;

        (iii) in the case of any additional Transferor Beneficiary, Excess Interest Beneficiary and Co-Trust Cash Manager to the address specified in the Accession Notice for such additional Transferor Beneficiary, Excess Interest Beneficiary and Co-Trust Cash Manager;

        (iv) in the case of an Investor Beneficiary in any Series, the address specified in the Supplement relating to such Series;

        (v) in the case of the Enhancement Provider for a Series, the address, if any, specified in the Supplement relating to such Series; and

        (vi) in the case of the Rating Agency for Related Debt in respect of a particular Investor Beneficiary, the address, if any, specified in the Supplement relating to such Investor Beneficiary.

12.6    SEVERABILITY OF PROVISIONS
If any one or more of the covenants, agreements, provisions or terms of this Deed shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Deed and shall in no way affect the validity or enforceability of the other provisions of this Deed or of the rights of the Beneficiaries of the Receivables Trust.

12.7    ASSIGNMENT
Notwithstanding anything to the contrary contained herein, except as provided in Clause 10.2, the rights and benefits of the Trust Cash Manager or any Co-Trust Cash Manager under this Deed may not be assigned by the Trust Cash Manager or relevant Co-Trust Cash Manager without the prior consent of Investor Beneficiaries representing in aggregate 662/3% of the Investor Interests of each Applicable Series.

12.8    FURTHER ASSURANCES
Barclays Bank PLC, any other Transferor Beneficiary, the Trust Cash Manager and any Co-Trust Cash Manager agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Receivables Trustee more fully to effect the purposes of this Deed.

12.9    NO WAIVER; CUMULATIVE REMEDIES
No failure to exercise and no delay in exercising, on the part of the Receivables Trustee, any Enhancement Provider or the Investor Beneficiaries, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

12.10   COUNTERPARTS
This Deed may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

12.11   THIRD PARTY BENEFICIARIES
(a) This Deed will inure to the benefit of and be binding upon the parties hereto, each additional Transferor Beneficiary, each additional Co-Trust Cash Manager, the Investor Beneficiaries and, to the extent provided in the related Supplement, to the Enhancement Provider named therein and their respective successors and permitted assigns as Beneficiaries of the Receivables Trust; and

(b) Except as otherwise provided in this Clause 12 and Clause 9.1 hereof, no other person will have any right or obligation hereunder.

12.12   ACTIONS BY BENEFICIARIES
Any request, demand, authorisation, direction, notice, consent, waiver or other act by a Beneficiary shall bind each and every successor of such Beneficiary.

12.13   VOTING BY INVESTOR BENEFICIARIES
Wherever provision is made in this Deed for voting by Investor Beneficiaries, each Investor Beneficiary (including any Investor Beneficiary who acts in such capacity in respect of more than one Series) shall be entitled to one vote in respect of each (pound)1 of that Investor Beneficiary's Investor Interests but shall not be obliged to exercise such votes (or any of them) or to cast all of the votes exercised the same way.

12.14   MERGER AND INTEGRATION
Except as specifically stated otherwise herein, this Deed sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Deed. This Deed may not be modified, amended, waived or supplemented except as provided herein.

12.15   HEADINGS
The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

IN WITNESS WHEREOF, the Receivables Trustee and Barclays Bank PLC (in its capacities as Trust Cash Manager, Transferor Beneficiary and Excess Interest Beneficiary) have caused this agreement to be duly executed and delivered by their duly authorised representatives as a deed on the day and year first above written.

                                   SCHEDULE 1

          GENERAL PRINCIPLES RELATING TO CALCULATIONS AND APPLICATIONS

(Note: references in this Schedule to the "Trust Cash Manager" shall be deemed to include or substitute references to any Co-Trust Cash Manager which has responsibility (as provided in the relevant Accession Notice) for such matters)

(A)     GENERAL PRINCIPLES OF BENEFICIAL ENTITLEMENT

* Each Transferor Beneficiary and each Investor Beneficiary will acquire Undivided Interests in the Receivables Trust by making a payment, upon the terms and subject to the conditions of this Deed (as supplemented, amended or varied from time to time), to the Receivables Trustee.

* Certain Trust Property may be specified as being the beneficial entitlement of certain Beneficiaries or certain Series only.

* Trust Property will be held between an Eligible Receivables Pool and an Ineligible Receivables Pool.

* Each Investor Beneficiary, each Enhancement Provider (if applicable), each Excess Interest Beneficiary and each Transferor Beneficiary as Beneficiaries of the Receivables Trust are each beneficially entitled to share Trust Property and each such Beneficiary will acquire interests in the Eligible Receivables Pool.

* The Transferor Beneficiaries (only) will be beneficially entitled to all Receivables forming the Ineligible Receivables Pool and will be solely entitled to all Collections in respect of Ineligible Receivables.

(B)     ADJUSTMENTS AND ALLOCATIONS OF COLLECTIONS

* Unless notified by the Trust Cash Manager as Incorrect Payments the Receivables Trustee will regard all monies in the Trustee Collection Account as Collections in respect of Receivables assigned to the Receivables Trustee.

*       An amount equal to Incorrect  Payments  previously  allocated as Finance
        Charge Collections will be deducted from Collections in respect of Finance Charge Receivables prior to allocating Finance Charge Collections for any purpose on the Business Day they are notified to the Receivables Trustee.

* The benefit of Incorrect Payments previously allocated as Principal Collections will be returned to the Transferor or, as appropriate, any Additional Transferor prior to allocating Principal Collections for any purpose on the Business Day they are notified to the Receivables Trustee by adjusting the Transferor Interest.

* The benefit of Allocated Ineligible Collections will be reallocated to the Transferor Beneficiaries after returning the benefit of Incorrect Payments but prior to allocating

        Collections representing Trust Property for any purpose on the Business Day they are notified to the Receivables Trustee.

* Receivables assigned to the Receivables Trustee which were incorrectly funded as Eligible Receivables will be reallocated to the Transferor Beneficiaries after repaying Incorrect Payments and reallocating Allocated Ineligible Collections representing Trust Property for any purpose on the Business Day they are notified to the Receivables Trustee.

* The Eligible Receivables Pool will be increased by the amount of adjustments in respect of Incorrect Payments previously allocated as Collections and decreased by the amount of Receivables reallocated as Ineligible Receivables and the Transferor Interest will be adjusted by the amount of such adjustments.

* Collections representing Trust Property will be allocated as Principal Collections, Finance Charge Collections or Ineligible Collections.

* A Discount Percentage of Principal Collections may be treated as Finance Charge Collections for the purposes of Clause 4 of this Deed and this Schedule.

* Each Transferor Beneficiary will be entitled to its pro rata share of a portion of Principal Collections and Finance Charge Collections in each case calculated by reference to the Transferor Percentage on a pari passu basis with Principal Collections or Finance Charge Collections, as the case may be, allocated to each Series.

* Each Series will, unless specified otherwise in the related Supplement, be entitled to a portion of Principal Collections and Finance Charge Collections in each case calculated by reference to the Investor Percentage applicable to such Series on a pari passu basis with Principal Collections or Finance Charge Collections as the case may be allocated to other Series and each Transferor Beneficiary.

* Each Series will, if so specified in the related Supplement, be entitled to a portion of Acquired Interchange in respect of any Monthly Period. To the extent any Acquired Interchange is not allocated to all such Series, such Acquired Interchange shall be allocated to the Transferor Beneficiaries pro rata to their respective entitlements.

* Each Excess Interest Beneficiary will be entitled to its pro rata share of Finance Charge Collections and Acquired Interchange allocated to each Series which are not allocated to any other Beneficiary (whether or not a member of such Series) or any Enhancement Provider as specified pursuant to the related Supplement.

* The entitlement of each Investor Beneficiary to Principal Collections and Finance Charge Collections and Acquired Interchange allocated to its Series shall be specified in the related Supplement.

*       The  Transferor  Beneficiaries  will be solely  entitled  to  Ineligible
        Collections.

* Finance Charge Collections received during a Monthly Period will be indefeasibly allocated to the Beneficiaries of the Receivables Trust by no later than the related Transfer Date for such Monthly Period;

* Any obligation on the part of the Transferor to make a payment in respect of an Eligible Receivable to the Receivables Trustee pursuant to Clause 11 of the RSA may be fulfilled by a reduction of the Transferor Interest and, in addition, where appropriate, by an increase in the Transferor Ineligible Interest PROVIDED, HOWEVER, that in the event, and to the extent, that the Transferor Interest would be reduced below zero, the Transferor shall remain obliged to make payment to the Receivables Trustee in accordance with the provisions of this Deed and the RSA.

* A Trust Cash Management Fee will be payable by the Receivables Trustee to the Trust Cash Manager and will be met by the Receivables Trustee from payments made by the Beneficiaries to the Receivables Trustee utilising Trust Property allocated to such Beneficiary on a pari passu basis as more particularly specified in each related Supplement.

(C) ACQUIRING ADDITIONAL ENTITLEMENTS TO TRUST PROPERTY AND PAYMENTS FOR RECEIVABLES

* During each Revolving Period applicable to a Series, as specified in the related Supplement, the Receivables Trustee will utilise that portion of Principal Collections allocated to such Series that is designated as Investor Cash Available for Acquisition pursuant to the terms of the related Supplement towards funding payments in respect of Receivables which are Eligible Receivables to be made to the Transferor or, as appropriate, any Additional Transferor.

* If insufficient Existing Receivables or Future Receivables which are Eligible Receivables are available for any Series to fund (subject to the maximum amount provided in the related Supplement) then amounts calculated as available to such Series as Investor Cash Available for Acquisition shall be allocated to the Transferor Interest or the Investor Interests of other Series, if so provided in the related Supplement, in order to increase the proportion of the beneficial interest of such Series in the Eligible Receivables Pool until such time as such Series is funding the Eligible Receivables Pool to the full extent provided in the related Supplement.

* If all Series are unable to fund the amount payable by the Receivables Trustee in respect of the total Existing Receivables and Future Receivables on any Business Day then the balance together with the total Outstanding Face Amount of Ineligible Receivables to be funded on such Business Day will, subject to Clause 5.2(f)(ii) and Clause 12.1, be provided by the Transferor Beneficiaries as set out in the following paragraph.

        Consequently, the amount payable by the Receivables Trustee to the Transferor in respect of the total Existing Receivables and Future Receivables on any Business Day shall be funded by the Series to the extent of the aggregate Investor Cash Available for Acquisition with the balance being provided by each Transferor Beneficiary to the extent of its pro rata share of the Transferor Cash Available for Acquisition and, subject to Clause 5.2(f)(ii) and Clause 12.1 by way of a decrease in the amount of the Purchase Price payable in cash and a corresponding increase in the Transferor Interest as set out in Clause 13.3 of the RSA.

* The beneficial interest of each Series in the Eligible Receivables Pool shall, unless specified otherwise in a related Supplement, on each Business Day:

        (i) be decreased by the amount of Principal Collections allocated to such Series; and

        (ii) be increased by the amount of Investor Cash Available for Acquisition utilised by the Receivables Trustee in making payments in respect of Existing Receivables and Future Receivables and the amount of Investor Cash Available for Acquisition allocated to the Transferor Interest in order to increase the proportion of the beneficial interest of such series.

        PROVIDED, HOWEVER, that (i) and (ii) above shall have no effect on the beneficial entitlement of (a) any Beneficiary to monies credited to any Trust Account to which it is beneficially entitled or (b) any Series to monies credited to any Trust Account to which the Beneficiaries constituting such Series are together beneficially entitled.

* The beneficial interest of each Transferor Beneficiary in the Eligible Receivables Pool shall, unless specified otherwise in any Supplement, on each Business Day following the making of all adjustments:

        (i) be decreased by its pro rata share of the amount of Principal Collections and Investor Cash Available for Acquisition allocated to the Transferor Beneficiary; and

        (ii) be increased by its pro rata share of the amount of Transferor Cash Available for Acquisition used to fund new Receivables and, subject to Clause 5.2(f)(ii) and Clause 12.1, also increased by its pro rata share of the increase in the Transferor Interest resulting from the decrease in the Purchase Price payable by the Receivables Trustee to the Transferor or, as appropriate, any Additional Transferor as set out in Clause 13.3 of the RSA.

        PROVIDED, HOWEVER, that (i) and (ii) above shall have no effect on the beneficial entitlement of such Transferor Beneficiary to its pro rata share of monies credited to any Trust Account to which it is beneficially entitled.

* The Investor Interests of each Series and the beneficial interest in the UK Receivables Trust of each Additional Beneficiary shall be increased or decreased in the manner specified in the related Supplement.

* The Transferor Interest shall on each Business Day following the making of all adjustments:

        (i) be decreased by the amount of Transferor Cash Available for Acquisition not used to fund new Receivables and Investor Cash Available for Acquisition transferred to any Transferor Beneficiary by credit to the Barclaycard Proceeds Account or, as the case may be, any Additional Transferor Proceeds Account; and

        (ii) be increased by the amount of Purchase Price payable by the Receivables Trustee to be funded by such Transferor Beneficiary as provided above.

        PROVIDED, HOWEVER, that (i) and (ii) above shall have no effect on the beneficial entitlement of any Transferor Beneficiary to its pro rata share of monies credited to any Trust Account to which it is beneficially entitled.

(D)     TRANSFER DATE

* In respect of each Transfer Date and any relevant Series the Receivables Trustee shall, unless specified otherwise in a related Supplement, ensure that any Enhancement is utilised in accordance with the terms and subject to the conditions of any related Supplement.

* On each Transfer Date or other date specified in a related Supplement with respect to each Series the Receivables Trustee shall, unless specified otherwise in a related Supplement, transfer amounts allocated to such Series which have not been utilised in funding payments to be made by the Receivables Trustee in respect of existing Receivables or Future Receivables to the relevant Trust Account or bank account or
        accounts   specified  in  respect  of  such   payments  in  the  related
        Supplement.

(E)     RELIANCE ON PROCEDURES OF TRUST CASH MANAGER

* The Receivables Trustee shall be entitled to consider due performance of a set of procedures for calculations and allocations operated by the Trust Cash Manager or any Co-Trust Cash Manager as conclusive evidence that it has acted in a manner consistent with the principles set out in this Schedule when performing its duties under the Receivables Trust.

                                   SCHEDULE 2

                  FORM OF DEFAULTED ACCOUNTS INSTRUCTION NOTICE

To:     Receivables Trustee

From:   [Beneficiary]

Date:

DEFAULTED ACCOUNTS INSTRUCTION NOTICE

Capitalised terms used in this Notice are defined in the Master Definitions Schedule dated 23 November 1999 between the Transferor, the Receivables Trustee and the Investor Beneficiary unless otherwise specified.

We have been notified that certain Designated Accounts have become Defaulted Accounts during the Monthly Period which commenced on [date]. The balance of Receivables in such Defaulted Accounts is [(pound)o] (the "DEFAULTED RECEIVABLES").

We hereby instruct you to enter into an agreement to assign the Defaulted Receivables for such consideration as may be agreed with the assignee, Provided that the consideration shall be payable in respect of Monthly Periods and shall be paid into the Trustee Collection Account on the Transfer Date relating to each relevant Monthly Period.

If it is not possible to enter into an agreement to assign the Defaulted Receivables as specified above you shall notify us accordingly and request further instructions.


------------------------------
[Beneficiary]

                                    EXHIBIT A
                         FORM OF TRANSFEROR CERTIFICATE

GRACECHURCH RECEIVABLES TRUSTEE LIMITED

(incorporated in Jersey having its registered office at Normandy House, Grenville Street, St. Helier, Jersey JE2 4UF)

THIS CERTIFICATE SHALL BE AUTHENTICATED AND RETAINED
OUTSIDE THE UNITED KINGDOM

RECEIVABLES TRUST

Transferor Certificate

Evidencing an undivided interest and other interests in the trust constituted by the Declaration of Trust dated 1 November 1999, amended and restated as a Declaration of Trust and Trust Cash Management Agreement pursuant to a Deed of Amendment and Restatement dated 23 November 1999, between Gracechurch Receivables Trustee Limited, Barclays Bank PLC and Barclaycard Funding PLC (the "DECLARATION OF TRUST AND TRUST CASH MANAGEMENT AGREEMENT")

            NOT AN INTEREST IN OR OBLIGATION OF BARCLAYS BANK PLC OR
                              ANY AFFILIATE THEREOF

This Certificate certifies that [each of]* Barclays Bank PLC [and [ ]]* is a Beneficiary of the Receivables Trust and as such is beneficially entitled to Trust Property in the amount and in the manner set out in the Declaration of Trust and Trust Cash Management Agreement as supplemented by any Accession Notice and any Supplement to the Declaration of Trust and Trust Cash Management Agreement executed from time to time in respect of any additional Series.

Terms defined in the Master Definitions Schedule dated                      1999
shall have the same  meaning in this Transferor Certificate.

PLEASE NOTE THE FOLLOWING:

1. The Transferor Certificate is in registered form and evidences the [aggregate]* beneficial entitlement of [each of]* Barclays Bank PLC [and [ ]]* in the Receivables Trust.

2. No transfer of this Transferor Certificate or Disposal of the aggregate beneficial entitlement of Barclays Bank PLC [or [ ]]* in the Receivables Trust shall be permitted except in accordance with Clauses 3.7 and 4.2(a) and (ii) of the Trust Cash Management Agreement.

3. The entries in the Trust Certificate Register shall be conclusive in the absence of manifest error and the Trust Cash Manager and the Receivables Trustee shall be entitled to treat [each of]* Barclays Bank PLC [and [ ]] (as the person[s] in whose name[s] this Transferor Certificate is [jointly]* registered) as the owner hereof and the person[s] beneficially entitled to Trust Property as a consequence thereof [to the extent of their pro rata share specified below:]

        [The pro rata share of each of Barclays Bank PLC and [o] is as follows:

        Barclays Bank PLC [o]%

        [        ] [o]%]

4. Unless the Certificate of Authentication hereon has been executed by or on behalf of the Receivables Trustee by manual signature, [neither]* Barclays Bank PLC [nor [ ]] shall [not]* be registered in the Trust Certificate Register as holder of this Transferor Certificate.

IN WITNESS WHEREOF, [each of]* Barclays Bank PLC [and [ ]] has executed this Transferor Certificate as a deed.

Signed for and on behalf of             )
BARCLAYS BANK PLC                       )
by its duly authorised attorney         )        ...............................
in the presence of:                     )


         Name:        ...........................................

         Occupation:  ...........................................

         Address:     ...........................................

Date:

[[                      ]

By:

Name:

Title:

Date:                          ]*



--------------
* delete or complete as appropriate.

CERTIFICATE OF AUTHENTICATION

This is the Transferor Certificate referred to in the above mentioned Trust Cash Management Agreement.

[*]

By:

         Name:

         Title:

Date:

                                    EXHIBIT B
                   FORM OF MONTHLY TRUST CASH MANAGER'S REPORT

                       ----------------------------------

                                RECEIVABLES TRUST

                       ----------------------------------



5. Capitalised terms used in this Report have their respective meanings set forth in the Master Definitions Schedule PROVIDED, HOWEVER, that the "PRECEDING MONTHLY PERIOD" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Report is delivered pursuant to Clause 9.5(b) of the Declaration of Trust and Trust Cash Management Agreement. References herein to certain Clauses are references to the respective Clauses of the Declaration of Trust and Trust Cash Management Agreement.

6. Barclays Bank PLC is Trust Cash Manager under the Declaration of Trust and Trust Cash Management Agreement. [or substitute reference to Co-Trust Cash Manager if applicable]

7.      The undersigned is an Authorised Officer.

8. The date of this Report is a date on or before a Transfer Date under the Declaration of Trust and Trust Cash Management Agreement.

-------------------------------------------------------   --------------------------------------------------
9.      The aggregate amount of Collections               (pound)_________________
        processed during the preceding  Monthly Period
        in respect of  Designated  Accounts  was equal
        to (excluding Acquired Interchange)
-------------------------------------------------------   --------------------------------------------------
10.     The Aggregate Investor Percentage of              (pound)_________________
        Receivables  processed  during  the  preceding
        Monthly Period in respect of Designated Accounts
        was equal to
-------------------------------------------------------   --------------------------------------------------
11.     The amount in paragraph 6 above in respect        (pound)_________________
        of  Principal  Receivables  which are Eligible
        Receivables
-------------------------------------------------------   --------------------------------------------------
12.     The amount in paragraph 6 above in respect        (pound)_________________
        of Finance Charge Receivables
-------------------------------------------------------   --------------------------------------------------


                                     - 77 -


-------------------------------------------------------   --------------------------------------------------
13.     The  Aggregate  Investor  Percentage  of          (pound)_________________
        Principal  Collections  processed by the Trust
        Cash  Manager/Co-Trust  Cash Manager during the
        preceding Monthly Period was equal to
-------------------------------------------------------   --------------------------------------------------
14.     The  Aggregate  Investor  Percentage of Finance   (pound)_________________
        Charge Collections processed by the Trust Cash
        Manager/Co-Trust  Cash Manager  during the
        preceding  Monthly Period was equal to
        (excluding Annual ____ Fees and ____ Acquired
        Interchange)
-------------------------------------------------------   --------------------------------------------------
15.     The aggregate amount of Receivables               (pound)_________________
        processed  by the Trust Cash  Manager/Co-Trust
        Cash  Manager  as of the end of the  last day
        of the  preceding  Monthly Period
-------------------------------------------------------   --------------------------------------------------
16.     Of  the  balance   recorded  in  the  Finance  (pound)_________________
        Charge   Collections    Ledger,   the   amount
        attributable   to   the   Aggregate   Investor
        Percentage  of  Finance   Charge   Collections
        processed  by the Trust Cash  Manager/Co-Trust
        Cash  Manager  during  the  preceding  Monthly
        Period
-------------------------------------------------------   --------------------------------------------------
17.     Of the balance recorded in the Principal          (pound)_________________
        Collections Ledger, the amount attributable to
        the Aggregate Investor Percentage of Principal
        Collections  processed  by  the  Trust  Cash
        Manager/Co-Trust Cash Manager during the
        preceding Monthly Period
-------------------------------------------------------   --------------------------------------------------
18.     Of the balance recorded in the Principal          (pound)_________________
        Collections  Ledger  the  aggregate  amount
        calculated  as  Investor Cash  Available  for
        Acquisition  for  each  Applicable  Series
        during  the  preceding  Monthly  Period
-------------------------------------------------------   --------------------------------------------------


                                     - 78 -



-------------------------------------------------------   --------------------------------------------------
19.     The  aggregate  amount,  if   any,   of           (pound)_________________
        withdrawals,  drawings or  payments  under any
        Enhancement,  if any, required to be made with
        respect to any Applicable Series for the
        preceding Monthly Period
-------------------------------------------------------   --------------------------------------------------
20.     The  aggregate  amount of the  Acquired           (pound)_________________
        Interchange to be recorded in the Finance Charge
        Collections  Ledger on the Transfer Date of the
        current month is equal to
-------------------------------------------------------   --------------------------------------------------
21.     The aggregate  amount of all sums to be           (pound)_________________
        distributed to the Investor Beneficiaries of
        each  Applicable  Series  on  the  succeeding
        Distribution  Date  to  be  utilised  to  meet
        their obligations to pay principal with regard
        to Related Debt
-------------------------------------------------------   --------------------------------------------------
22.     The aggregate  amount of all sums to be           (pound)_________________
        distributed to the Investor  Beneficiaries of
        each Applicable  Series on the  succeeding
        Distribution  Date  to  be  utilised  to  meet
        their obligations to pay interest with regard to
        Related Debt
-------------------------------------------------------   --------------------------------------------------

23. To the knowledge of the undersigned, there are no Encumbrances on any Receivables in the Receivables Trust except as described below:

                         [If applicable, insert "None."]

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this _____ day of ____________________, ______________.



BARCLAYS BANK PLC

Trust Cash Manager

By:      ..............................
         Name:
         Title:

[or substitute reference to Co-Trust Cash Manager if applicable]

                                    EXHIBIT C
                 FORM OF ANNUAL TRUST CASH MANAGER'S CERTIFICATE
                                BARCLAYS BANK PLC

                       ----------------------------------

                                RECEIVABLES TRUST

                       ----------------------------------

[substitute   references  to   Barclays/Trust   Cash  Manager  with  appropriate
references to any Co-Trust Cash Manager if applicable]

The undersigned, a duly authorised representative of Barclays Bank PLC ("BARCLAYS"), as Trust Cash Manager pursuant to the Declaration of Trust and Trust Cash Management Agreement (as amended and restated on 23 November 1999) (the "DECLARATION OF TRUST AND TRUST CASH MANAGEMENT AGREEMENT") by and between Gracechurch Receivables Trustee Limited as trustee (the "RECEIVABLES TRUSTEE") and Barclays, does hereby certify that:

1. Barclays is Trust Cash Manager under the Declaration of Trust and Trust Cash Management Agreement.

2.      The   undersigned  is  duly  authorised  to  execute  and  deliver  this
        Certificate to the Receivables Trustee.

3. This Certificate is delivered pursuant to Clause 9.6 of the Declaration of Trust and Trust Cash Management Agreement.

4. A review of the activities of the Trust Cash Manager during [the period from the Initial Closing Date until] [the twelve-month period ended * ], _____ was conducted under the supervision of the undersigned.

5. Based on such review, the Trust Cash Manager has, to the best of the knowledge of the undersigned, fully performed all its obligations under the Declaration of Trust and Trust Cash Management Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing except as set out in paragraph 6 below.

6. The following is a description of each default in the performance of the Trust Cash Manager's obligations under the provisions of the Declaration of Trust and Trust Cash Management Agreement, including any Supplement, known to the undersigned to have been made during such period which sets out in detail (i) the nature of each such default, (ii) the action taken by the Trust Cash Manager, if any, to remedy each such default and (iii) the current status of each such default:

                         [If applicable, insert "None."]

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this _____ day of ____________________-, __________________.


...............................

Name:
Title:

                                                            Schedule to Monthly
                                              Trust Cash Manager's Certificate1


                                BARCLAYS BANK PLC

                              AS TRUST CASH MANAGER

                       ----------------------------------

                                RECEIVABLES TRUST

                       ----------------------------------



--------------
1 A separate schedule is to be attached for each Series, with appropriate changes and additions to reflect the specifics of the relates Series Supplement.

RECEIVABLES TRUSTEE

Executed as a deed by               )
GRACECHURCH RECEIVABLES             )
TRUSTEE LIMITED                     )    PETER S. CROOK
pursuant to a resolution of         )
the Board                           )




                                                                   Process Agent
                                             Clifford Chance Secretaries Limited
                                                           200 Aldersgate Street
                                                                London  EC1A 4JJ



TRUST CASH MANAGER AND TRANSFEROR BENEFICIARY
AND EXCESS INTEREST BENEFICIARY

Signed for and on behalf of              )
BARCLAYS BANK PLC                        ) MARK WINTER
by its duly authorised attorney          )
in the presence of:                      )


GINA HARTNETT

Name:         GINA HARTNETT
Occupation:   TRAINEE SOLICITOR
Address:      200 ALDERSGATE STREET
              LONDON EC1A 4JJ